LEGG MASON PARTNERS FUNDS

(formerly Salomon Brothers Funds)

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held February 9, 2007

December 28, 2006

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Strategic Bond Fund (formerly Salomon Brothers Strategic Bond Fund).

Detailed information about the proposal is contained in the enclosed materials.

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on February 9, 2007, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 at 10:00 a.m. Eastern time in order to vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Legg Mason Partners Diversified Strategic Income Fund (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

The Reorganization is part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they have been presented for your consideration and approval in separate sets of proxy materials that were previously sent to you. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign, and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Series Funds Inc

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LEGG MASON PARTNERS FUNDS

(formerly Salomon Brothers Funds)

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund, Legg Mason Partners Strategic Bond Fund (formerly Salomon Brothers Strategic Bond Fund), would be combined with Legg Mason Partners Diversified Strategic Income Fund (the “surviving fund”), another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason Partners Diversified Strategic Income Fund.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds in an effort to focus on those funds that we believe offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio manager efficiency.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s Board.

Reorganization	Significant Differences in Objectives and Strategies

• Legg Mason Partners Strategic Bond Fund into Legg Mason Partners Diversified Strategic Income Fund	• The investment objective of your fund is to maximize total return, consistent with the preservation of capital, while the investment objective of the surviving fund is high current income.
• The principal material differences between the funds are in their ability to invest in foreign securities and junk bonds and in their use of derivatives.

•   Your fund may invest all of its assets in foreign securities, including securities of issuers located in emerging markets, while the surviving fund may invest up to 50% of its assets in U.S. or foreign junk bonds and up to 20% of its total assets in emerging market debt rated below investment grade.

Reorganization	Significant Differences in Objectives and Strategies

• Your fund is required to invest at least 80% of its net assets (plus borrowing for investment purposes) in bonds and related instruments, while the surviving fund has no such requirement.
• The surviving fund may invest up to 15% in corporate loans but your fund does not have such a limitation.
• Both funds may invest in derivatives; however, your fund may use derivatives to enhance returns while the surviving fund may use derivatives as a cash flow management technique.
• The surviving fund may invest in Eurodollar and Yankee obligations.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Legg Mason Partners Strategic Bond Fund into Legg Mason Partners Diversified Strategic Income Fund

•   Total operating expenses for all classes of the surviving fund are lower than your fund’s current total operating expenses.

•   The surviving fund will have contractual expense caps in place for Class A and Class I shares for one year from the date of the next annual prospectus update of the surviving fund following the reorganization.

•   Class O shareholders of your fund will receive Class I shares of the surviving fund in the merger. Class I shares of the surviving fund have lower total operating expenses than your fund’s Class O shares.

•   The management fee of the surviving fund is the same as your fund’s current management fee.

Please see “Fee Tables and Expense Examples” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. In most instances, shareholders will receive the same class of shares of the surviving fund as they currently hold. There is one exception, however:

•	Class O shareholders of Legg Mason Partners Strategic Bond Fund will receive Class I shares of Legg Mason Partners Diversified Strategic Income Fund.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Board of your fund has approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganization and, therefore, will be applicable to the surviving fund after the reorganization. Information about those changes was distributed in a supplement to your fund’s prospectus earlier this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Legg Mason and the funds will share the costs of the reorganization. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WHY AM I RECEIVING ADDITIONAL PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. The Board of your fund has approved these initiatives. The initiatives that apply to your fund have been presented for your consideration and were approved earlier this year. For a discussion of certain of these proposals, see “Information about the Proposed Reorganization—Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUND THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving fund have approved certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. It is currently anticipated that they would take effect before the end of the first half of 2007.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. The reorganization, if approved by shareholders, is expected to occur on March 2, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on December 15, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS SERIES FUNDS, INC

Legg Mason Partners Strategic Bond Fund

(formerly Salomon Brothers Strategic Bond Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 9, 2007

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the above-referenced Fund (the “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on February 9, 2007, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of Legg Mason Partners Diversified Strategic Income Fund to be distributed to the shareholders of the Acquired Fund; and (ii) the subsequent termination of the Acquired Fund;

and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Acquired Fund at the close of business on December 15, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors

Robert I. Frenkel

Secretary

December 28, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

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PROXY STATEMENT/PROSPECTUS

DECEMBER 28, 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS SERIES FUNDS, INC

Legg Mason Partners Strategic Bond Fund

125 Broad Street

New York, New York 10004

1-800-451-2010

(the “Acquired Fund”)

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Diversified Strategic Income Fund

(the “Acquiring Fund” and,

with the Acquired Fund, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Acquired Fund for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on February 9, 2007 at 10:00 a.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, shareholders of the Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund to be distributed to the shareholders of the Acquired Fund (the “Reorganization”); and (ii) the subsequent termination of the Acquired Fund;

and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Fund would be terminated.

You are being asked to approve a Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive the shares of the Acquiring Fund according to the following chart:

Acquired Fund–Share Class Exchanged	Acquiring Fund–Share Class Received
Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund
Share Class	Share Class
A	A
B	B
C	C
O	I
I	I

If the Reorganization is approved, each shareholder of each class of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization, except as follows:

•	Class O shareholders of Legg Mason Partners Strategic Bond Fund will receive Class I shares of Legg Mason Partners Diversified Strategic Income Fund.

No sales charge will be imposed on the Class A shares of the Acquiring Fund received by the Acquired Fund shareholders. After the Reorganization, any contingent deferred sales charge that applied to a shareholder’s Class A (if applicable), Class B or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which a shareholder held the Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of the Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganization. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

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The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of the Acquired Fund are comparable to those of the Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated December 28, 2006 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), listed in Appendix L, which have been filed with the SEC; the prospectus of the Acquired Fund and each Fund SAI is incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for the Acquired Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. The annual report for the fiscal year ended December 31, 2004 for the Acquired Fund is also incorporated herein by reference. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 1-800-451-2010, by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At meetings held in June, July and October 2006, the Board of the Acquired Fund and the Board of the Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquired Fund and the Acquiring Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on March 2, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class A, B, C and I shares of the Acquired Fund will receive the same class of shares of the Acquiring Fund, and Class O shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund in the Reorganization. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Acquired Fund and recommends that shareholders of the Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has approved the Reorganization on behalf of the Acquiring Fund.

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, each Fund will have received an opinion of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss should be recognized by the Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired

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Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

The Acquired Fund is a series of a Maryland corporation (the “Maryland Corporation”) and the Acquiring Fund is a series of a Massachusetts business trust (the “Massachusetts Fund”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporation and beneficial interests of the Massachusetts Fund are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Board of Directors overseeing the Maryland Corporation and the Board of Trustees overseeing the Massachusetts Fund are each referred to herein as a “Board” and collectively as the “Boards”; the Declaration of Trust governing the Massachusetts Fund and the charter governing the Maryland Corporation, each as amended and supplemented, are referred to herein as a “charter”; and the term “termination” refers to the termination and redemption of the Acquired Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

This section will help you compare the investment objectives, principal investment strategies and principal risks of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their investment restrictions, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions address the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and “non-fundamental” investment policies, meaning those that can be changed by a Fund’s Board without a shareholder vote. The investment objectives and principal investment strategies of the Acquiring Fund will apply following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners Strategic Bond Fund (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)

There are material differences between the Funds’ investment objectives. The investment objective of Legg Mason Partners Strategic Bond Fund is to maximize total return, consistent with the preservation of capital, while the investment objective of Legg Mason Partners Diversified Strategic Income Fund is high current income. Currently, the investment objective of the Acquiring Fund is fundamental, while the Acquired Fund’s investment objective is not fundamental. As a result, the Acquired Fund may change its objective without shareholder approval, while the Acquiring Fund may not. However, when the approved changes to the fundamental investment restrictions of the Acquiring Fund that have been approved by the Acquiring Fund’s shareholders are implemented, this will no longer be a difference between the Funds.

Except as discussed below, there are no material differences between the principal investment policies of the Funds.

Both Funds invest in a globally diverse portfolio of fixed income securities, primarily in bonds and related instruments. Both Funds may invest a substantial portion of their assets in high yield bonds (“junk bonds”). Both Funds normally maintain an average portfolio duration (a measure of the portfolio’s sensitivity to changes in interest rates) of between three and seven years; however, Legg Mason Partners Strategic Bond Fund may at times hold a substantial portion of its assets in short-term instruments. Both Funds may invest up to 20% of their assets in equity securities. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

Each Fund’s managers use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, political, currency and technical data and their own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the respective Fund’s assets among various segments of the fixed income market. After making sector allocations, the managers utilize traditional credit analysis to identify individual securities for their Fund’s portfolio.

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Each Fund may seek to fulfill its investment objectives by investing in U.S. government obligations, investment and non-investment grade U.S. and foreign corporate debt, mortgage and asset-backed securities and investment and non-investment-grade sovereign debt. Each Fund may also utilize investment in zero-coupon bonds and forward-roll transactions, and may engage in active and frequent trading, resulting in frequent portfolio turnover.

The principal differences between the Funds are in their respective abilities to invest in foreign securities, junk bonds and derivatives. Both Funds may use derivatives to hedge against changes in interest rates, and as a substitute for buying or selling securities; however, the Acquiring Fund may also use derivatives as a cash flow management technique and the Acquired Fund may use derivatives to enhance total return. The Acquired Fund may invest all of its assets in foreign securities, including securities of issuers located in emerging markets, while the Acquiring Fund may invest up to 50% of its assets in U.S. or foreign junk bonds and up to 20% of its total assets in emerging market debt rated below investment grade. The Acquiring Fund may invest up to 15% of its assets in corporate loans, but the Acquired Fund does not have such limitation. Unlike the Acquired Fund, the Acquiring Fund is not required to, under normal circumstances, invest at least 80% of its net assets (plus borrowing for investment purposes) in bonds and related instruments.

There are no material differences between the Funds’ risk factors, except that the Acquiring Fund may invest in Eurodollar and Yankee obligations subject to certain sovereign risks.

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Fund in the Reorganization. Legg Mason has contractually agreed to cap total operating expenses for the Acquiring Fund for one year from the date of the next annual prospectus update of the Acquiring Fund following the Reorganization such that expenses will not increase above current levels paid by the Acquiring Fund, as set forth below.

Legg Mason Partners Strategic Bond Fund (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)

If the Reorganization is approved, total operating expenses for Acquired Fund shareholders are expected to decline for Class A shares from 1.17% to 1.01% (gross) and 1.00% (net of contractual fee waivers in effect until at least December 1, 2008), for Class B shares from 1.93% to 1.57%, for Class C shares from 1.69% to 1.50% and for Class O shares (which will be exchanged for Class I shares pursuant to the Reorganization) and Class I shares from 1.21% and 1.02%, respectively, to 0.69% (gross) and 0.68% (net of contractual fee waivers in effect until at least December 1, 2008).

FEE TABLES AND EXPENSE EXAMPLES

The tables below (1) compare the estimated fees and expenses of each class of each Fund as of August 31, 2006, and (2) show the estimated fees and expenses of each class of the combined Fund, on a pro forma basis, as if the Reorganization occurred on August 31, 2006. The estimates are based on the contracts and agreements in effect as of August 31, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of August 31, 2006. Accordingly, the actual fees and expenses of each class of each Fund and the combined Fund as of the Closing Date of the Reorganization may differ from those reflected in the table below due to changes in net assets from those at August 31, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganization. As a general matter, changes (positive or negative) in a Fund’s expense ratio from fluctuations in the Acquired Fund’s or Acquiring Fund’s net assets will be borne by shareholders of that Fund and the combined Fund. For information concerning the net assets of each Fund and class as of July 31, 2006, please see “Capitalization.”

Legg Mason Partners Strategic Bond Fund (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Strategic Bond Fund and Legg Mason Partners Diversified Strategic Income Fund as of August 31, 2006 and pro forma expenses following the proposed Reorganization are set forth on the following page.

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	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Strategic Bond Fund*	Legg Mason Partners Diversified Strategic Income Fund*	Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund*†		Legg Mason Partners Strategic Bond Fund*		Legg Mason Partners Diversified Strategic Income Fund*		Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund*†#
	Class A	Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.50%	4.50%	4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (b)	None	(a)	4.00	%(c)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.65%	0.65%	0.65%		0.65%		0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%		1.00%		0.75%		0.75%
Other Expenses	0.27%	0.10%	0.11%		0.28%		0.17%		0.17%

Total Annual Fund Operating Expenses	1.17%	1.00%	1.01%		1.93%		1.57%		1.57%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.01%		N/A		N/A		N/A

Net Annual Fund Operating Expenses	N/A	N/A	1.00	%(e)	N/A		N/A		N/A

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	Pre-Reorganization			Pre-Reorganization
	Legg Mason Partners Strategic Bond Fund*	Legg Mason Partners Diversified Strategic Income Fund*	Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund*	Legg Mason Partners Strategic Bond Fund*	Legg Mason Partners Strategic Bond Fund*	Legg Mason Partners Diversified Strategic Income Fund*	Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund*
	Class C	Class C	Class C	Class O**	Class I	Class I	Class I
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.75%	0.70%	0.70%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.29%	0.15%	0.15%	0.56%	0.37%	0.03%	0.04%

Total Annual Fund Operating Expenses	1.69%	1.50%	1.50%	1.21%	1.02%	0.68%	0.69%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	N/A	N/A	N/A	-0.01%

Net Annual Fund Operating Expenses	N/A	N/A	N/A	N/A	N/A	N/A	0.68	%(e)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006. Pre-Reorganization ratios include the impact of new investment management fees for Legg Mason Partners Strategic Bond Fund that went into effect October 1, 2005.
**	Class O shares of Legg Mason Partners Strategic Bond Fund will be exchanged for Class I shares of the Pro Forma Combined Fund.
†	Assumes the implementation of the new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	Prior to November 20, 2006, Class A shares of Legg Mason Partners Diversified Strategic Income Fund could be purchased in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeemed those shares within 12 months of their purchase, you would pay a deferred sales charge of up to 1.00%.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after five years.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.00% for Class A and 0.68% for Class I until December 1, 2008.

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The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming you redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Strategic Bond Fund	$564	$805	$1,064	$1,806
Legg Mason Partners Diversified Strategic Income Fund	$547	$753	$977	$1,619
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund†	$523	$733	$959	$1,609

Class B:
Legg Mason Partners Strategic Bond Fund	$596	$806	$1,142	$1,964	*
Legg Mason Partners Diversified Strategic Income Fund	$610	$796	$956	$1,716	**
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund(1)†	$610	$796	$956	$1,718	**

Class C:
Legg Mason Partners Strategic Bond Fund	$272	$532	$917	$1,997
Legg Mason Partners Diversified Strategic Income Fund	$253	$474	$818	$1,790
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund	$253	$474	$818	$1,790

Class I:
Legg Mason Partners Strategic Bond Fund—Class O***	$123	$384	$665	$1,465
Legg Mason Partners Strategic Bond Fund	$104	$324	$563	$1,247
Legg Mason Partners Diversified Strategic Income Fund	$69	$217	$378	$846
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund	$69	$220	$383	$858

Assuming you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Strategic Bond Fund	$564	$805	$1,064	$1,806
Legg Mason Partners Diversified Strategic Income Fund	$547	$753	$977	$1,619
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund†	$523	$733	$959	$1,609

Class B:
Legg Mason Partners Strategic Bond Fund	$196	$606	$1,042	$1,964	*
Legg Mason Partners Diversified Strategic Income Fund	$160	$496	$856	$1,716	**
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund	$160	$496	$856	$1,718	**

Class C:
Legg Mason Partners Strategic Bond Fund	$172	$532	$917	$1,997
Legg Mason Partners Diversified Strategic Income Fund	$153	$474	$818	$1,790
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund	$153	$474	$818	$1,790

Class I:
Legg Mason Partners Strategic Bond Fund—Class O***	$123	$384	$665	$1,465
Legg Mason Partners Strategic Bond Fund	$104	$324	$563	$1,247
Legg Mason Partners Diversified Strategic Income Fund	$69	$217	$378	$846
Legg Mason Partners Diversified Strategic Income Fund Pro Forma Combined Fund	$69	$220	$383	$858

†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
*	Assumes conversion to Class A shares approximately seven years after purchase.
**	Assumes conversion to Class A shares approximately eight years after purchase.

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***	Class O shares of Legg Mason Partners Strategic Bond Fund will be exchanged for Class I shares of the Pro Forma Combined Fund.
(1)	Class B shares received by shareholders of Legg Mason Partners Strategic Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1-year, 3-year, 5-year and 10-year expenses are $560, $696, $956 and $1,648, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

COMPARISON OF SALES LOADS, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS AND PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganization.

The Boards of the Funds have approved changes to the share class pricing structure of Legg Mason Partners Funds (including the former Salomon Brothers Funds and the Smith Barney Funds), and CitiFunds (“Legacy CAM Funds”) that became effective in November and December 2006 and, therefore, will be applicable to the Acquiring Fund after the Reorganization. The changes applicable to the Acquiring Fund are as follows:

Class A Shares. Under the new pricing structure:

•	The sales load schedule decreases below $25,000 and increases for all other purchase amounts; purchases ranging between $500,000 and $1 million that were previously not subject to a sales load are now charged a sales load of 2.00% (between $500,000 and $750,000) or 1.50% (between $750,000 and $1 million).

The changes in the sales load schedules apply only to new purchases (i.e., additional purchases by existing shareholders as well as new purchases by new investors). Where sales loads are decreasing, no discounts for previously purchased shares will be given. In addition, Class A shares generally are available only to retail accounts, and not to retirement plan investors with omnibus accounts. Existing retirement plan accounts holding Class A shares will be grandfathered and exempt from these new requirements.

Class B Shares. The Acquiring Fund will have the same deferred sales charge schedule.

•	Class B shares issued by the Acquiring Fund to Class B shareholders of the Acquired Fund will retain the Class B deferred sales charge schedule as in effect prior to the Reorganization.

Class C Shares. There are no changes to the pricing structure of Class C shares of the Acquiring Fund for retail investors. However, Class C shares offered to employee benefit plans having omnibus accounts are no longer subject to a deferred sales charge if shares are redeemed in the first year after purchase.

Class I Shares. The designation for Class Y shares has been changed to Class I and new eligibility and minimum investment criteria have been adopted. Existing Class I shareholder accounts of both Acquired and Acquiring Funds will be grandfathered and exempt from these new requirements.

Class O Shares. Class O shares will no longer be offered. Class O shares of the Acquired Fund will be exchanged for Class I shares in the Reorganization.

Distribution arrangements for the Acquiring and Acquired Funds are substantially similar with respect to purchases, redemptions and exchanges. Please see Appendix B for additional information.

More information about the sales load, distribution and shareholder servicing arrangements of Class A, Class B, Class C and Class I shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

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COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund with the Acquiring Fund is based upon the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, Risks and Performance” (for the Acquiring Fund) or “Fund goals, strategies and risks” (for the Acquired Fund) and “More about the Fund’s Investments” (for the Acquiring Fund) or “More on the funds’ investments and related risks” (for the Acquired Fund). The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Legg Mason Partners Strategic Bond Fund	May 1, 2006

Legg Mason Partners Diversified Strategic Income Fund	November 30, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus. The investment objectives and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund.

Legg Mason Partners Strategic Bond Fund (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)

There are material differences between the Funds’ investment objectives. The investment objective of Legg Mason Partners Strategic Bond Fund is to maximize total return, consistent with the preservation of capital, while the investment objective of Legg Mason Partners Diversified Strategic Income Fund is high current income. Currently, the investment objective of the Acquiring Fund is fundamental, while the Acquired Fund’s investment objective is not fundamental. As a result, the Acquired Fund may change its objective without shareholder approval, while the Acquiring Fund may not. However, when the changes to the fundamental investment restrictions of the Acquiring Fund that have been approved by the Acquiring Fund’s stockholders are implemented, this will no longer be a difference between the Funds.

Except as discussed below, there are no material differences between the principal investment policies of the Funds.

Both Funds invest in a globally diverse portfolio of fixed income securities, primarily in bonds and related instruments. Both Funds may invest a substantial portion of their assets in high yield bonds (“junk bonds”). Both Funds normally maintain an average portfolio duration (a measure of the portfolio’s sensitivity to changes in interest rates) of between three and seven years; however, the Acquired Fund may at times hold a substantial portion of its assets in short-term instruments. Both Funds may invest up to 20% of their assets in equity securities. Both Funds may engage in forward roll transactions. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. Unlike the Acquired Fund, the Acquiring Fund is not required to invest at least 80% of its net assets (plus borrowing for investment purposes) in bonds and related instruments, under normal circumstances.

Each Fund’s managers use a combination of quantitative models which seek to measure the relative risks and opportunities of each market segment based upon economic, political, currency and technical data and their own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the respective Fund’s assets among various segments of the fixed income market. After making sector allocations, the managers utilize traditional credit analysis to identify individual securities for their Fund’s portfolio.

Each Fund may seek to fulfill its investment objectives by investment in U.S. government obligations, investment and non-investment grade U.S. and foreign corporate debt, mortgage and asset-backed securities and investment and non-investment-grade sovereign debt. Each Fund may also utilize investment in zero-coupon bonds and forward-roll transactions, and may engage in active and frequent trading, resulting in frequent portfolio turnover.

The principal differences between the Funds are in their respective abilities to invest in foreign securities, junk bonds and derivatives. Both Funds may use derivatives to hedge against changes in interest rates, and as a substitute for buying or selling securities; however, the Acquiring Fund may also use derivatives as a cash flow management technique and the Acquired Fund may use derivatives to enhance total return. The Acquired Fund may invest all of its assets in foreign

8

securities, including securities of issuers located in emerging markets, while the Acquiring Fund may invest up to 50% of its assets in U.S. or foreign junk bonds and up to 20% of its total assets in emerging market debt rated below investment grade. The Acquiring Fund may invest up to 15% of its assets in corporate loans, but the Acquired Fund does not have such a limitation.

Risk Factors

Because the Funds have similar investment objectives and primary investment strategies, there are no material differences between the Funds with respect to the principal risks of investing in the Funds. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds.

Market Risk

Each Fund invests in a globally diverse portfolio of fixed income securities, including investing a substantial portion of its assets in junk bonds, and thus is subject to various risks relating to interest rates and other market-related risk. Such risks include: (i) interest rates increase, causing the prices of fixed income securities to decline, and reducing the value of the Fund’s portfolio; (ii) interest rates decline, and the issuers of securities held by the Fund pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower-yielding securities (this is also known as prepayment or call risk); (iii) interest rates increase, and slower than expected principal payments extend the average life of fixed income securities held by the Fund, locking in below-market interest rates and reducing the value of these securities (this is also known as extension risk); (iv) adverse governmental action or political, economic or market instability affects a foreign country or region; and (v) an unhedged currency in which a security is priced declines in value relative to the U.S. dollar.

Issuer Risk

Each Fund is subject to the risk that the issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is higher for below investment-grade bonds. Below investment-grade bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Manager Risk

Each Fund is subject to the risk that the sub-adviser’s judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect.

Risk of Loss in Value of Mortgage-Related Securities

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Foreign Market Risk

Each Fund can invest in foreign securities or depository receipts, and thus is subject to the following risks: (i) less-developed foreign countries in which a Fund may invest have less liquid and more volatile markets than in the U.S.; (ii) in some of these countries, there is less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.; and (iii) currency fluctuations could erase investment gains or add to investment losses. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.

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Derivatives Contracts Risk

Each Fund may use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures for a variety of reasons. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even small investments in derivative contracts can have a big impact on a Fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets.

Zero Coupon Bond Risk

Each Fund may invest in zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in Corporate Loans

Each Fund may invest in corporate debt obligations. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. A Fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. The Funds’ policies limiting their investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

Forward Roll Transactions

Each Fund may engage in forward roll transactions, in which the Fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Portfolio Turnover

Each Fund may experience a high portfolio turnover rate, resulting in greater expenses to the Fund, including transaction costs, which may reduce the Fund’s performance. Active trading of securities may also increase taxable short-term capital gains or losses, which may affect the taxes paid by shareholders.

High Yield Securities Risk

The Acquiring Fund may invest in high-yield securities up to certain limits and the Acquired Fund may invest in such securities without limit. High-yield securities are considered speculative and, compared to investment grade securities, tend to have: (i) more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments; (ii) greater risk of loss due to default or declining credit quality; (iii) greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and (iv) greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Risk Associated With Mortgage-Backed and Asset-Backed Securities

Each Fund may invest in mortgage-backed and asset-backed securities. The values of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect

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not only their prices but also change the prepayment assumptions about those investments and income flows a Fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

In addition, the Acquiring Fund is subject to the following risk:

Eurodollar or Yankee Obligations

The Acquiring Fund may invest in Eurodollar and Yankee obligations, which are subject to certain sovereign risks.

Fundamental Investment Restrictions

The Boards of the Funds have adopted, and the Funds’ shareholders have approved, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards and shareholders have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval. These changes are expected to be implemented for the Funds in the first half of 2007.

Comparisons Between Fundamental Investment Restrictions

Following the implementation of the changes to the Funds’ fundamental investment restrictions, the Funds’ current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

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The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the changes to the fundamental investment restrictions that have been approved by shareholders of the Acquired Fund in December 2006 and are expected to be implemented in the first half of 2007. Identical proposed fundamental investment restrictions have been approved by shareholders of the Acquiring Fund, so that if shareholders of the Acquired Fund approve the Reorganization, upon the effectiveness of the Reorganization and the implementation of the proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the fundamental investment restrictions expected to be implemented in the first half of 2007 and (2) the Acquiring Fund’s current investment restrictions which will be in effect prior to the implementation of the approved changes to the fundamental investment restrictions.

Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Diversification:	The Fund may not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of this investment limitation, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”	The Fund is prohibited from investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

The Funds’ current fundamental policies regarding diversification will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of such Fund’s shareholders.

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding).	The Fund is prohibited from borrowing money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or
(ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	The Fund is prohibited from underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to underwrite securities of other issuers.

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Lending:	The Fund may not make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities and (d) delays in the settlement of securities transactions will not be considered loans.	The Fund is prohibited from making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats such repurchase agreements as loans).

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Senior Securities:	The Fund may not issue any senior security except as may be permitted by the 1940 Act.	The Fund is prohibited from issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distributions of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	The Fund may not purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.	The Fund is prohibited from purchasing or selling real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may hold. (Real estate is generally considered illiquid.)

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and its SAI.	The Fund is prohibited from purchasing or selling commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (b) investing in gold bullion and coins or receipts for gold.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currencies futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase. (Certain commodities (especially physical commodities) may be considered to be illiquid.)

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Concentration:	The Fund may not invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of the investment limitation, both the borrower of a loan and the lender selling a Participation will be considered an “issuer.”	The Fund is prohibited from investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. or foreign government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in any industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

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Subject	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Strategic Bond Fund’s (Acquired Fund) and Legg Mason Partners Diversified Strategic Income Fund’s (Acquiring Fund) Post-Implementation Restrictions and Brief Discussion
Other:	The Fund may not purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	No restriction.	No restriction.

	No restriction.	The Fund is prohibited from purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or selling any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.	No restriction.

	No restriction.	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction. The Fund’s investment objective will be made non-fundamental.

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Comparison between the Acquired Fund’s Current and Post-Implementation Fundamental Investment Restrictions

Following implementation by the Acquiring Fund of the approved fundamental investment restrictions and the effectiveness of the Reorganization, these proposals will result in the elimination of the Acquired Fund’s fundamental policy requiring it to operate as a “diversified” company under the 1940 Act. However, this will have no practical effect, because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified.

There will no longer be a fundamental restriction against purchasing the securities of other investment companies.

Other than as discussed above, the actual investment practices of the Acquired Fund are not expected to change as a result of the revised policies and the Reorganization. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice being permitted under the proposed investment restrictions that is not be permitted under the current investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The following are the primary differences between the two Funds with respect to their fundamental investment restrictions, prior to the implementation of the approved changes to the fundamental investment restrictions.

•	The Acquired Fund may borrow up to 10% of assets and only for temporary or emergency purposes while the Acquiring Fund may borrow up to 33 1/3% of assets for temporary or emergency purposes or to pursue specified investment transactions.

•	The Acquiring Fund is prohibited from purchasing securities on margin and selling securities short, except under certain circumstances, while the Acquired Fund has no such restrictions.

•	Unlike the Acquiring Fund, the Acquired Fund’s investment objective is not designated a fundamental policy, and, therefore, may be changed without the vote of a majority of the outstanding voting securities as defined under the 1940 Act.

•	Both Funds are restricted from purchasing or selling commodities, except that the Acquiring Fund may invest in gold bullion and coins or receipts for gold.

•	The Acquired Fund has a fundamental restriction prohibiting its purchase of securities of other investment companies except as permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization, while the Acquiring Fund has no comparable restrictions.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on March 2, 2007, or on such later date as the parties may agree (“Closing Date”). The Acquired Fund’s Board will adopt the valuation procedures of the Acquiring Fund prior to the Reorganization and the net asset value per share of each class of the Acquired Fund shall be computed using the newly adopted valuation procedures. The net asset value per share of each class of the Acquiring Fund shall also be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund

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held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of the Acquired Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class A, Class B, Class C and Class I shares of the Acquiring Fund, as applicable, to be credited to Class A, Class B, Class C, Class O and Class I Acquired Fund shareholders, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date, with the following exception:

•	Class O shareholders of Legg Mason Partners Strategic Bond Fund will receive Class I shares of Legg Mason Partners Diversified Strategic Income Fund in the Reorganization.

After such distribution, all issued and outstanding shares of the Acquired Fund will subsequently be canceled or redeemed, as the case may be, and any share certificates representing shares of the Acquired Funds will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the Class A, Class B, Class C and Class I shares issued in connection with the Reorganization.

After such distribution, the Acquired Fund will take all necessary steps under Maryland law, its charter and any other applicable law to effect its termination.

The Board of the Acquired Fund and the Board of the Acquiring Fund have determined with respect to their respective Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund and the Acquiring Fund receive the opinion of Dechert LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

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Reasons for the Reorganization and Board Considerations

The Reorganization is one of a series of initiatives that the Board of the Acquired Fund approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganization is part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legacy CAM Funds.

At meetings held in June and July 2006, the Board of the Acquired Fund approved a series of initiatives proposed by Legg Mason that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by, for a limited number of Legacy CAM Funds, appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, which have been approved by shareholders of the Funds in a separate proxy vote, are being implemented over a period of time. The proposed “shell” reorganizations, as discussed below, and the other proposed changes to investment strategies and share classes of the Acquiring Fund are expected to be effective by the end of the first half of 2007.

The proposed Reorganization was presented to the Boards for consideration with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, at Board meetings held in October 2006, and was approved at those meetings. The Acquired Fund Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to the Acquired Fund, determined that: (1) the proposed Reorganization would be in the best interest of the Acquired Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of the Acquired Fund or its shareholders.

In approving the Reorganization of the Fund, the Acquired Fund Board, based on the information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Acquired Fund that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of the Acquired Fund in the Reorganization with those of the Acquiring Fund;

•	the portfolio managers of the Acquiring Fund as compared to those of the Acquired Fund;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Fund;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Acquiring Fund and the Acquired Fund, including management’s commitments to contractually maintain the net expense level for the Acquiring Fund as low as the net expense level currently in effect, if not lower, for one year after the date of the next annual prospectus update of the Acquiring Fund following the Reorganization;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Fund;

•	the Federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a Federal tax-free transaction;

•	benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Acquired Fund or Acquiring Fund;

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•	the allocation of expenses associated with the Reorganization among the Funds and Legg Mason (as noted above, management will pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganization helps to streamline the Fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

More specifically, with respect to the Reorganization proposed in this Proxy Statement/Prospectus, the Board of the Acquired Fund made the following determinations, among others:

The Board considered Legg Mason’s advice that the Acquired Fund has not been able to achieve sufficient asset size and is unlikely to grow substantially in the future and that liquidation would result in a taxable event for shareholders not holding their shares in tax-advantaged accounts, unlike the proposed Reorganization, which has been structured to qualify as a tax-free reorganization for Federal tax purposes. The Board noted that the proposed Reorganization would combine the Acquired Fund with a significantly larger fund with similar investment objectives and strategies and a largely similar portfolio management team and would streamline the investment products available to the distribution force and thereby encourage a more focused marketing and distribution effort so as to promote asset growth. This, in turn, may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time. The Board also noted the potential for a lower management fee due to breakpoints and lower total operating expenses for all classes. The Board further noted that the Acquired Fund’s shareholders will receive the tax benefit of approximately $328 million in additional tax capital loss carry forwards which the combined Fund may use to offset future taxable gains realized after the Reorganization. The Board also noted that the elimination of duplicative funds may reduce the potential for investor confusion about similar funds in the family of funds.

Finally, in making its determination, the Board evaluated the Reorganization proposal in light of the overall integration of the Legacy CAM Funds.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Acquired Fund and the Acquiring Fund of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and termination of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund; and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of shares of the Acquiring Fund and termination of the Acquired Fund;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

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(v) The holding period of the shares of the Acquiring Fund received by each Shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the Shareholder held the shares of the Acquired Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

(viii) The holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund acts to reduce or eliminate such holding period).

While neither the Acquired Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

On the business day prior to the Closing Date, the Acquired Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Strategic Bond Fund (Acquired Fund) (As of December 31, 2005)			Legg Mason Partners Diversified Strategic Bond Fund (Acquiring Fund) (As of July 31, 2006)

Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2001	$(2,045,726)	12/31/2009	7/31/2000	$(69,715,373)	7/31/2008

			7/31/2001	(98,976,753)	7/31/2009
Total	$(2,045,726)		7/31/2002	(120,890,366)	7/31/2010
			7/31/2003	(38,053,600)	7/31/2011

			Total	$(327,636,092)

Legg Mason Partners Strategic Bond Fund (Acquired Fund)

The Reorganization would impact the use of the loss carryforward in the following manner: (1) the expiration date of the loss carryforward would move up by approximately one year and realign itself with the taxable year end of the Acquiring Fund; for example, the losses due to expire on December 31, 2009 would expire on July 31, 2008; (2) the loss carryforward will benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund; and (3) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (approximately $6,300,000 per year based on data as of September 2006).

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Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Diversified Strategic Income Fund.

Since the Reorganization is not expected to close until March 2, 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

Pursuant to a separate proxy statement, shareholders of each Fund have approved a number of governance-related matters, including the consolidation of the Boards, so that each Fund will be overseen by the board focusing on fixed income funds. Another board will focus on equity funds. In conjunction with this board consolidation, shareholders of the Acquiring Fund have approved an agreement and plan of reorganization, in connection with a two-step restructuring initiative that is intended to reduce the number of separate legal entities in the Legacy CAM fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

TERMINATION OF THE ACQUIRED FUND

If the Reorganization is effected, the Acquired Fund will be terminated, and the Acquired Fund’s issued and outstanding shares will be cancelled or redeemed, as the case may be.

PORTFOLIO SECURITIES

If the Reorganization is effected, management of the Acquiring Fund will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will determine the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Acquired Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryforwards.

The Acquired Fund does not need to sell securities in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as the Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that provide administrative and compliance oversight services to the Fund. Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management is provided by the following sub-adviser and sub-sub-adviser that are also affiliates of Legg Mason, as further described in the chart below:

•	Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101.

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•	Western Asset Management Limited (“Western Asset Limited”), an indirect subsidiary of Legg Mason located at 10 Exchange Place, London, England.

Management and sub-advisory fees are paid to LMPFA, the sub-adviser and the sub-sub-adviser at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Fee Rate	Sub-Advisers	Rate Received by Sub-Advisers
Legg Mason Partners Diversified Strategic Income Fund	LMPFA	First $1 billion 0.65% Next $1 billion 0.625% Next $3 billion 0.60% Next $5 billion 0.575% Over $10 billion 0.55%	Western Asset Western Asset Limited	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Western Asset pays Western Asset Limited a sub-subadvisory fee of 0.30% on assets it manages.

During the fiscal year indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Legg Mason Partners Diversified Strategic Income Fund (7/31/06)	Smith Barney Fund Management LLC (“SBFM”)	0.64%

Additional information and a discussion of the factors considered by the Acquiring Fund Board in approving the new Investment Management Agreement with LMPFA, sub-advisory agreement and sub-sub-advisory agreement applicable to the Fund, is contained in the Acquiring Fund’s annual report for the fiscal year ended July 31, 2006.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Investment Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Acquired Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940, which the court granted plaintiffs leave to replead as a derivative claim.

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On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SaBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Acquiring Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

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On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The Acquired Fund is not an Affected Fund, and therefore did not implement the transfer agent arrangements described above. That Fund has not and will not receive any portion of the distributions.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees (the “Independent Trustees”) of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). Most of the Independent Trustees of the Subject Trust have been elected to serve on the Board of the Acquiring Fund. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006.

It is uncertain when the court will decide this motion. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below. The Acquiring Fund has been managed since February 2006 by portfolio managers employed by Western Asset. The Fund SAI for the Acquiring Fund provides information about each portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Legg Mason Partners Diversified Strategic Income Fund

S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Michael C. Buchanan and Mark Lindbloom have served as the Fund’s portfolio managers since February 2006. Each of the portfolio managers is associated with Western Asset. Messrs. Leech, Walsh and Gardner have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of CAM and had been

27

associated with its predecessor companies since 1986. Prior to joining Western Asset in 2005, Mr. Buchanan was a

Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management, LLC from 2003 to 2005.

Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at BlackRock Financial Management from 1998 to 2003.

Detlev Schlichter and Andres Sanchez-Balcazar joined the Fund’s portfolio management team in February 2006. Each is associated with Western Asset Limited. Mr. Schlichter has served as a co-portfolio manager of the Fund, responsible for the Fund’s transactions in currencies and non-dollar denominated debt securities, since February 2006. He has been a portfolio manager associated with Western Asset Limited since 2001. Prior thereto he was a Director of the European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001. Mr. Sanchez-Balcazar has served as a co-portfolio manager of the Fund, responsible for the Fund’s transactions in currencies and non-dollar denominated debt securities, since February 2006. He has been a portfolio manager associated with Western Asset Limited since 2005. Prior thereto he was a Director of the European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

For a detailed description of each Fund’s portfolio managers’ compensation, please see Appendix J.

Performance of the Funds

Historical performance of the Acquiring Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under an agreement with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Fund and the Acquiring Fund is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 1-800-451-2010, by writing to the Funds at 125 Broad Street, New York, New York 10022 or by visiting Legg Mason’s website at www.leggmason.com/Investor Services.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Financial Highlights

The fiscal year-end of the Acquired Fund is December 31.

The fiscal year end of the Acquiring Fund is July 31.

The financial highlights of the Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm. For the Acquired Fund, the financial highlights for the period ended December 31, 2005 were derived from financial statements audited by KPMG LLP,

28

the Fund’s independent registered public accounting firm. The financial highlights for each of the periods ended on or prior to December 31, 2004 were derived from financial statements audited by another independent registered public accounting firm.

Discussions regarding the historical performance of the Acquiring Fund are contained in Appendix E. A discussion of the performance of the Acquired Fund and the Acquiring Fund appears in Appendix F.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, PFS Investments, Inc. (“PFS”), located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as the Acquiring Fund’s co-distributors. LMIS is a wholly-owned subsidiary of Legg Mason.

The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information about the Proposed Reorganization; Effect of Proposed ‘Shell’ Reorganizations of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix K.

Pursuant to separate proxy materials sent to shareholders earlier this year, shareholders of each Fund have elected the consolidated board for fixed income funds. Another board will oversee equity funds. If the transactions described in the preceding paragraph are consummated, the Acquiring Fund will be governed by the Fixed Income Board.

A comparison of the current composition of the Funds’ Boards and their composition following completion of the reorganizations is attached to this Proxy Statement/Prospectus as Appendix H.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as July 31, 2006, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

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The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Strategic Bond Fund and Legg Mason Partners Diversified Strategic Income Fund

As of July 31, 2006 (Unaudited)

	Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Class A:
Net Assets	$59,841,639	$532,121,299	$(31,007	)(a)	$591,931,931
Shares Outstanding	6,429,176	80,188,411	2,587,153		89,204,740
Net Asset Value Per Share	$9.31	$6.64			$6.64

Class B:
Net Assets	$43,427,284	$139,362,578	$(13,680	)(a)	$182,776,182
Shares Outstanding	4,620,882	20,877,977	1,883,340		27,382,199
Net Asset Value Per Share	$9.40	$6.68			$6.68

Class C:
Net Assets	$38,597,036	$108,003,180	$(11,592	)(a)	$146,588,624
Shares Outstanding	4,088,681	16,244,488	1,715,619		22,048,788
Net Asset Value Per Share	$9.44	$6.65			$6.65

Class O:(b)
Net Assets	$254,347	—	$(254,347)		—
Shares Outstanding	27,671	—	(27,671)		—
Net Asset Value Per Share	$9.19	—			—

Class I:(b)
Net Assets	$166,944	$17,819,542	$253,626	(a)	$18,240,112
Shares Outstanding	18,189	2,680,717	45,178		2,744,084
Net Asset Value Per Share	$9.18	$6.65			$6.65

(a)	Reflects adjustments for estimated reorganization expenses of $57,000 related to the Acquired and Acquiring Funds.
(b)	Legg Mason Partners Strategic Bond Fund Class O shares will be exchanged for Legg Mason Partners Diversified Strategic Income Fund Class I shares.

DIVIDENDS AND DISTRIBUTIONS

The chart below shows the current dividend and distribution policy of each Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Strategic Bond Fund: Income dividends, if any, declared daily and paid monthly; capital gains, if any, paid annually	Legg Mason Partners Diversified Strategic Income Fund: Income dividends, if any, paid monthly; capital gains, if any, paid annually

The Acquiring Fund and the Acquired Fund pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchase, Redemption and Exchanges of Fund Shares; Other Shareholder Information” at Appendix B to this Proxy Statement/Prospectus.

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OTHER BUSINESS

The Board of the Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Acquired Fund on or about December 28, 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on December 15, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Acquired Fund a subsequently dated proxy, (2) delivering to the Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or submit voting instructions by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

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If you hold shares of the Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, the service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Management will pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to the beneficial owner of shares of the Acquired Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist to the solicitation of proxies. It is anticipated that Computershare will be paid approximately $10,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

The quorum requirement for the Acquired Fund is one-third of the shares entitled to vote.

Vote Required

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes (1) will have no effect on a vote to adjourn and (2) will have the effect of a vote against Proposal 1. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

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Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of votes cast. If in the judgment of persons named as proxies it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, in accordance with the time periods set forth in the advance notice bylaws applicable to the Acquired Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on December 15, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Legg Mason Partners Strategic Bond Fund	Shares Outstanding
Class A	6,637,785.10
Class B	3,985,004.42
Class C	3,275,267.93
Class O	27,903.94
Class I	33,252.86

To the knowledge of the Acquired Fund and the Acquiring Fund, as of December 8, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of the Acquired Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of December 8, 2006, less than 1% of the outstanding shares of the Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Acquired Fund and the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

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INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Fund

Appendix E:	Management’s Discussion of Fund Performance for Legg Mason Partners Diversified Strategic Income Fund

Appendix F:	Historical Performance of the Acquired and the Acquiring Funds

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation

Appendix K:	Form of Organization

Appendix L:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix M:	Instructions for Signing the Proxy Card

34

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                 , 2006, by and among [                    ], a Maryland corporation (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a Massachusetts business trust (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the subsequent distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [     ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund. Such distribution shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be redeemed or canceled, as the case may be, on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                     ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [     ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”),

(ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Massachusetts law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                     ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust/corporation existing under the laws of the Commonwealth of Massachusetts; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Legg Mason Partners Income Funds, on behalf of its series Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Series Funds, Inc, on behalf of its series Legg Mason Partners Strategic Bond Fund

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares;

Other Shareholder Information

This section describes the classes of shares that the Acquiring Fund will make available after the Reorganization is effected and how shareholders may buy and sell Fund shares. It also describes how the Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can choose among three(1) classes of shares: Classes A, B, and C. Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among three classes of shares: Class C, Class A and Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class detailed in the Fee Table and Expense Examples at the front of this Proxy Statement/Prospectus; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, or a distributor’s financial advisors. Each of these intermediaries will be referred to as a “Service Agent.”

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary, depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

(1)	In addition, you can buy additional Class I shares if you were a Class I (formerly Class Y) shareholder prior to November 20, 2006.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum

Initial/Additional Investments(1)

	Class A(8)	Class B	Class C	Class I (formerly Class Y)
General	$500/$50	$500/$50	$500/$50	N/A
Individual Retirement Accounts (“IRAs”), and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	N/A
Simple IRAs	$ 1/$1	$ 1/$1	$ 1/$1	N/A
Retirement Plans with omnibus accounts held on the books of the Funds	None	N/A	None	None
Other Retirement Plans	$ 50/$50	$ 50/$50	$ 50/$50	N/A
Clients of Eligible Financial Intermediaries	$ 1/$1	N/A	N/A	None
Systematic Investment Plans	$ 25/$25	$ 25/$25	$ 25/$25	N/A
Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the classes of shares offered by the Fund is available through the Legg Mason Partners’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the contingent deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (redeemed within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Comparing the Fund’s classes

The following table compares key features of the Fund’s classes. Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Class Y)
Key features	Initial sales charge You may qualify for reduction or waiver of initial sales charge Lower annual expenses than Class B or C

No initial sales charge

Deferred sales charge declines over time

Converts to Class A after 8 years; however, the former Salomon Brothers Funds shares issued before the effective date of the changes will convert to Class A shares at the end of the seventh year

Higher annual expenses than Class A

No initial sales charge

Contingent deferred sales charge for only one year

Does not convert to Class A; however the former Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 are subject to the deferred sales charge/conversion schedule in effect at the time and will automatically convert to Class A shares on September 14, 2008 (excluding shares held by Retirement Plan omnibus accounts held on the books of the Funds)

Higher annual expenses than Class A

No initial or contingent deferred sales charge Only offered to institutional and other eligible investors Lower annual expenses than the other Classes

Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None

Deferred sales charge	1.00% on purchases of $1 million for redemptions within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors	1.00% for redemptions within 1 year of purchase; waived for certain other investors	None

Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None

Exchange privilege*	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

*	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay on Class A shares, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) also will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Up to $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares of a fund. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with other shares of Legg Mason Partners funds that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds subject to a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds subject to a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited to your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason, Inc. and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must provide sufficient information to your Service Agent or the transfer agent at the time of purchase to permit verification that your purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Shares of the former Salomon Brothers funds issued before the date of platform consolidation will maintain their current contingent deferred sales charge schedule but shares issued on or after the date of platform consolidation will be subject to the above contingent deferred sales charge schedule. Class B shares of Legg Mason Partners Diversified Strategic Income Fund that are issued to Class B shareholders of Legg Mason Partners Strategic Bond Fund will maintain the contingent deferred sales charge schedule currently applicable to Class B shares of Legg Mason Partners Strategic Bond Fund (i.e., a contingent deferred sales charge of 4.00% paid on redemptions in the first year, declining to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year, with no contingent deferred sales charge thereafter).

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund

Approximately eight years after the date of purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Shares of the former Salomon Brothers funds issued before the date of platform consolidation will convert to Class A shares at the end of the seventh year but shares issued on or after the date of platform consolidation will convert to Class A shares at the end of the eighth year. Class B shares of Legg Mason Partners Diversified Strategic Income Fund that are issued to Class B shareholders of Legg Mason Partners Strategic Bond Fund will convert to Class A shares after 7 years after the initial purchase.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of Retirement Plans held on the books of the Fund) a commission of up to 0.75% of the purchase price of the Class C shares they sell and will retain the contingent deferred sales charges and an annual fee of up to 0.70% until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Purchases prior to September 14, 1998. Class C shares of a former Salomon Brothers Fund purchased prior to September 14, 1998 will continue to be subject to the contingent deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the contingent deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a Salomon Brothers Fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the contingent deferred sales charge schedules in effect at the time the original shares were purchased.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing subsequent appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners fund;

•	Shares representing reinvested distributions and dividends; or

•	Shares no longer subject to the contingent deferred sales charge.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed upon the prior redemption. Please contact your Service Agent for additional information.

The Fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among two classes of shares: Class C and Class I (formerly Class Y) shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. As of December 1, 2006, Class A and Class B shares will be available through certain Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund on a limited basis only.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the Fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the Fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Certain retirement plan programs with exchange features in effect prior to December 1, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A and Class B—Retirement Plans

As of December 1, 2006, Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, Retirement Plans that held Class A or Class B shares prior to that date are permitted to make additional investments in the applicable Class. Certain existing programs for current and prospective Retirement Plans investors also remain eligible for Class A shares. Under these programs, the waiver for the initial sales load and contingent deferred sales charge for Class A shares remains available where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the Fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Funds Financial intermediary accounts, retirement plan accounts and certain other investors who are who are clients of certain Service Agents are eligible to buy shares directly from the Fund.

Clients of a PFS Registered Representative should write the Fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

•	All other investors should write to the Fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Available at: http://www.leggmason.com/InvestorService

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

•	Specify the name of the fund and the share class you wish to purchase.

•	For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445.

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred must be at least $25

•	Amounts may be transferred monthly, every alternate month, quarterly, semiannually or annually.

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent.

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. Class O shares of applicable funds may not be exchanged. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

•	If you bought shares through a Service Agent you may exchange shares (other than Class O shares) only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent about the funds and classes that are available for exchange.

•	If you bought shares directly from the Fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund, other than shares of Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. Not all Legg Mason Partners Funds offer all classes.

•	Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•	Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Fund will not issue share certificates in the Reorganization. Share certificates of the Acquired Fund will be voided as part of the Reorganization.

•	The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

Through a systematic exchange plan	You may be permitted to schedule exchanges of shares of any class of the Fund for shares of the same class of other Legg Mason Partners Funds.

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

• A predetermined dollar amount of at least $25 per exchange is required.

For more information contact your Service Agent or transfer agent.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	Send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The name of the fund, the class of shares to be redeemed and your account number

•	The dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

•	Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Fund. You must complete an authorization form to authorize telephones redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balances on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers, or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share certificates

The Acquiring Fund will not issue share certificates for shares to be issued in the Reorganization. Share certificates of the Acquired Fund will be null and void.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may, nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

You may buy, exchange or redeem shares at the net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the Fund’s SAI.

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the Fund’s net asset value on the same date as considered a significant event, as described below, in response to which the Fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of issuers located in emerging markets and issuers rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund generally pays dividends monthly and makes capital distributions, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. If the Fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the Fund of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objectives, principal investment policies, principal investment strategies, manager, sub-advisers and portfolio managers of the Acquiring Fund and the Acquired Fund. The chart provides a side-by-side comparison for shareholders of the Acquired Fund. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)/Legg Mason Partners Strategic Bond Fund (Acquired Fund)

	Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)	Legg Mason Partners Strategic Bond Fund (Acquired Fund)
Investment Objective(s)	High current income	Maximize total return, consistent with the preservation of capital

Principal Investment Policies

The Fund invests in a globally diverse portfolio of fixed income securities. The Fund invests primarily in bonds and related investments.

The Fund invests primarily in intermediate-term securities. The effective duration of the Fund’s portfolio is normally between three and seven years.

Up to 50% of the Fund’s assets may be invested in U.S. or foreign junk bonds. The Fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

The Fund may invest up to 20% of its assets in equity securities.

The portion of the Fund’s portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

The Fund invests primarily in a globally diverse portfolio of fixed income securities. The Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds and related investments.

The Fund invests in fixed income securities across a range credit qualities and may invest a substantial portion of the Fund’s assets in high-yield bonds.

The Fund normally maintains an average portfolio duration of between 3 and 7 years.

The Fund may invest up to 20% of its assets in equity and equity-related securities.

The Fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

The Fund may invest up to 15% of its total assets in corporate loans.

The Fund may use derivative contracts to hedge, as a substitute for buying or selling securities or as a cash flow management technique.

The Fund may invest in Eurodollar and Yankee obligations.

The Fund may have high portfolio turnover.

The Fund may engage in forward roll transactions.

The Fund is diversified under the 1940 Act.

The Fund may engage in mortgage dollar roll transactions.

The Fund may use derivatives to enhance total return, hedge and as a substitute for buying or selling securities.

The Fund may have high portfolio turnover.

The Fund is diversified under the 1940 Act.

	Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)	Legg Mason Partners Strategic Bond Fund (Acquired Fund)
Principal Investment Strategies

The Sub-Adviser has broad discretion to allocate the Fund’s assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:

U.S. government obligations

Investment and non-investment grade U.S. and foreign corporate debt

Mortgage- and asset-backed securities

Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

The Sub-Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After the Sub-Adviser makes its sector allocations, the Sub-Adviser uses traditional credit analysis to identify individual securities for the Fund’s portfolio.

The Sub-Adviser has broad discretion to allocate the Fund’s assets among the following segments of the global market fixed income securities:

U.S. government obligations

Mortgage- and asset-backed securities

Investment and non-investment grade U.S. and foreign corporate debt securities

Investment and non-investment grade sovereign debt including issuers in emerging markets.

The Sub-Adviser uses a combination of quantitative model which seek to measure the relative risks and opportunities of each market segment based upon economic, market, political currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After the Sub-Adviser makes its sector allocations, the Sub-Adviser uses tradition credit analysis to identify individual securities for the Fund portfolio.

The Fund may invest in all types of fixed income securities, governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

•     Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;

•     Fixed income securities issued by government owned, controlled or sponsored entities located emerging market countries;

•     Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

•     Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

•     Participations in loans between emerging market governments and financial institutions; and

	Legg Mason Partners Diversified Strategic Income Fund (Acquiring Fund)	Legg Mason Partners Strategic Bond Fund (Acquired Fund)

•     Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is bank, commission or company established or financially supported by the national government of one or more countries to promote reconstruct or development.

Investment Manager and Sub-Advisers	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company and Western Asset Management Ltd	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company and Western Asset Management Ltd

Portfolio Managers

S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Michael C. Buchanan and Mark Lindbloom (each associated with Western Asset Management Company)

Detlev Schlichter and Andres Sanchez-Balcazar (each associated with Western Asset Management Ltd)

S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Buchanan (each associated with Western Asset Management Company)

Detlev Schlichter and Andres Sanchez-Balcazar (each associated with Western Asset Management Ltd)

Appendix D

Financial Highlights of the Acquiring Fund

The financial highlights tables are intended to help you understand the performance of each class of the Acquiring Fund that is being offered to Acquired Fund shareholders for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are included in the annual report (available upon request).

Legg Mason Partners Diversified Strategic Income Fund

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$6.89		$6.69		$6.52		$6.32	$6.74
Income (Loss) From Operations:
Net investment income	0.37		0.38		0.38		0.37	0.41
Net realized and unrealized gain (loss)	(0.23)		0.18		0.13		0.22	(0.39)

Total Income From Operations	0.14		0.56		0.51		0.59	0.02

Less Distributions From:
Net investment income	(0.39)		(0.36)		(0.34)		(0.37)	(0.37)
Return of capital	—		—		—		(0.02)	(0.07)

Total Distributions	(0.39)		(0.36)		(0.34)		(0.39)	(0.44)

Net Asset Value, End of Year	$6.64		$6.89		$6.69		$6.52	$6.32

Total Return(2)	2.06%		8.49	%(3)	7.93%		9.53%	0.32%
Net Assets, End of Year (000s)	$532,121		$585,940		$581,193		$595,373	$612,665

Ratios to Average Net Assets:
Gross expenses	1.01%		1.04%		1.02%		1.02%	1.04%
Net expenses	0.99	(4)	1.01	(4)	1.02		1.02	1.04
Net investment income	5.54		5.54		5.67		5.64	6.14
Portfolio Turnover Rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$6.93		$6.72		$6.55		$6.35	$6.77
Income (Loss) From Operations:
Net investment income	0.34		0.35		0.35		0.34	0.37
Net realized and unrealized gain (loss)	(0.24)		0.18		0.13		0.22	(0.38)

Total Income (Loss) From Operations	0.10		0.53		0.48		0.56	(0.01)

Less Distributions From:
Net investment income	(0.35)		(0.32)		(0.31)		(0.34)	(0.34)
Return of capital	—		—		—		(0.02)	(0.07)

Total Distributions	(0.35)		(0.32)		(0.31)		(0.36)	(0.41)

Net Asset Value, End of Year	$6.68		$6.93		$6.72		$6.55	$6.35

Total Return(2)	1.52%		8.05	%(3)	7.35%		8.90%	(0.22)%
Net Assets, End of Year (000s)	$139,363		$232,610		$317,760		$435,139	$545,993

Ratios to Average Net Assets:
Gross expenses	1.54%		1.54%		1.54%		1.51%	1.51%
Net expenses	1.53	(4)	1.50	(4)	1.54		1.51	1.51
Net investment income	4.96		5.06		5.16		5.17	5.71
Portfolio Turnover Rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$6.90		$6.70		$6.53		$6.34	$6.76
Income (Loss) From Operations:
Net investment income	0.34		0.34		0.35		0.33	0.37
Net realized and unrealized gain (loss)	(0.24)		0.18		0.13		0.22	(0.38)

Total Income (Loss) From Operations	0.10		0.52		0.48		0.55	(0.01)

Less Distributions From:
Net investment income	(0.35)		(0.32)		(0.31)		(0.34)	(0.34)
Return of capital	—		—		—		(0.02)	(0.07)

Total Distributions	(0.35)		(0.32)		(0.31)		(0.36)	(0.41)

Net Asset Value, End of Year	$6.65		$6.90		$6.70		$6.53	$6.34

Total Return(2)	1.54%		7.95	%(3)	7.43%		8.84%	(0.16)%
Net Assets, End of Year (000s)	$108,003		$127,225		$138,059		$142,647	$145,921

Ratios to Average Net Assets:
Gross expenses	1.52%		1.55%		1.55%		1.50%	1.51%
Net expenses	1.50	(4)	1.52	(4)	1.55		1.50	1.51
Net investment income	5.03		5.03		5.21		5.16	5.68
Portfolio Turnover Rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$6.90		$6.69		$6.52		$6.33	$6.74
Income (Loss) From Operations:
Net investment income	0.39		0.40		0.40		0.39	0.43
Net realized and unrealized gain (loss)	(0.23)		0.19		0.13		0.21	(0.38)

Total Income From Operations	0.16		0.59		0.53		0.60	0.05

Less Distributions From:
Net investment income	(0.41)		(0.38)		(0.36)		(0.39)	(0.39)
Return of capital	—		—		—		(0.02)	(0.07)

Total Distributions	(0.41)		(0.38)		(0.36)		(0.41)	(0.46)

Net Asset Value, End of Year	$6.65		$6.90		$6.69		$6.52	$6.33

Total Return(2)	2.38%		9.01	%(3)	8.28%		9.71%	0.80%
Net Assets, End of Year (000s)	$17,820		$130,152		$133,440		$127,327	$130,326

Ratios to Average Net Assets:
Gross expenses	0.67%		0.68%		0.68%		0.67%	0.68%
Net expenses	0.67	(4)	0.65	(4)	0.68		0.67	0.68
Net investment income	5.69		5.90		6.02		5.99	6.50
Portfolio Turnover Rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

APPENDIX E

Management’s Discussion of Fund Performance for Legg Mason Partners Diversified Strategic Income Fund

The discussion of performance for the Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexi, generated a positive return over the one-year reporting period ended July 31, 2006, as it gained 1.46%.

Over the reporting period, the bond market was impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)ii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateiii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes and the federal funds rate was 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners Diversified Strategic Income Fund, excluding sales charges, returned 2.06%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 1.46% for the same period. The Lipper Multi-Sector Income Funds Category Average1 increased 2.96% over the same time frame.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Diversified Strategic Income Fund—Class A Shares	0.59%	2.06%
Lehman Brothers U.S. Aggregate Index	0.61%	1.46%
Lipper Multi-Sector Income Funds Category Average	1.03%	2.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 0.33%, Class C shares returned 0.35% and Class I shares returned 0.73% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 1.52%, Class C shares returned 1.54% and Class I shares returned 2.38% over the 12 months ended July 31, 2006. All share class returns assume the

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges.

reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds for the six-month period and among the 122 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Throughout the reporting period, the Fund benefited from its tactical allocations to high yield and emerging markets debt, which outperformed investment grade securities during that timeframe. In terms of the Fund’s high yield exposure, as the period progressed its holdings in the auto sector, in particularly Ford Motor Co. and General Motors Corp., enhanced results. Both companies’ bonds staged an impressive rebound on the back of positive restructuring news and better than expected earnings from General Motors Corp. From an emerging market perspective, the Fund’s emphasis on Brazil was particularly helpful later in the period as it performed well.

What were the leading detractors from performance?

A. During the first half of the period, the Fund’s allocations to investment grade corporate and U.S. Treasury securities detracted from results. In the second half of the period, the Fund’s long durationiv position versus the benchmark (0.3-0.8 years) was a significant negative factor as interest rates continued to rise. The Fund was structured with a long duration based on our belief that rates would continue to trade within the same range as the past few years. However, 10-year Treasuries broke outside of that range and the Fund suffered as a result. In terms of yield curvev positioning, the Fund’s overweight in the very front end of the curve detracted from performance as the federal raised rates more than the market—and we—expected.

Q.	Were there any significant changes to the Fund during the reporting period?

A. During the first half of the period, we reduced the Fund’s exposure to emerging markets debt and re-invested those assets primarily into U.S. Treasury and mortgage-backed securities in an effort to take advantage of more compelling valuations. In the second half of the period, we extended the Fund’s duration from a neutral to a long position.

Thank you for your investment in the Legg Mason Partners Diversified Strategic Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Diversified

Strategic Income Fund vs. Lehman Brothers U.S. Aggregate Index† (July 1996 — July 2006)

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2006. The Lehman Brothers U.S. Aggregate Index is a benchmark index made up of the Lehman Brothers Government/Credit Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX F

HISTORICAL PERFORMANCE OF THE ACQUIRED AND THE ACQUIRING FUNDS

Historical Performance of Legg Mason Partners Strategic Bond Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns for Class A shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest: in 4th quarter 1999	Lowest: in third quarter 1998
Legg Mason Partners Strategic Bond Fund	5.65%	(3.47)%

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception*
Class A
Return Before Taxes	(2.12)%	6.46%	6.47%	N/A
Return After Taxes on Distributions(1)	(3.83)%	3.99%	3.36%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	(1.39)%	3.98%	3.53%	N/A
Other Classes
Class B	(2.32)%	6.55%	6.17%	N/A
Class C	0.94%	6.99%	6.38%	N/A
Class O	2.27%	7.64%	7.19%	N/A
Class I	2.57%	N/A	N/A	5.40%
Lehman Brothers U.S. Aggregate Index (Reflects no deductions for fees, expenses or taxes)†	2.43%	5.87%	6.16%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other classes will vary.
*	The inception date is February 22, 1995 for Class A, B, C and O shares and September 10, 2003 for Class I shares. Returns for each index are for the period beginning on March 1, 1995. Information is provided only for classes with less than 10 years of performance history.
†	An index that covers the U.S. investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

F-1

Historical Performance of

Legg Mason Partners Diversified Strategic Income Fund

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund’s Class B shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest: in 2nd quarter 2003	Lowest: in 2nd quarter 2001	Year to Date: through 9/30/2006
Legg Mason Partners Diversified Strategic Income Fund	4.55%	(2.04)%	3.37%

Average Annual Total Returns (for periods ended December 31, 2005

Legg Mason Partners Diversified Strategic Income Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B
Return Before Taxes	(1.58)%	5.00%	4.92%	6.54%	12/28/89
Return After Taxes on Distributions(1)	(3.34)%	2.93%	2.41%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	(1.04)%	2.99%	2.61%	N/A
Other Classes (Return Before Taxes Only)
Class A	(1.30)%	4.69%	4.96%	5.71%	11/6/92
Class C	1.71%	5.15%	4.93%	5.31%	3/19/93
Class I	3.74%	6.05%	5.80%	5.98%	10/10/95
Lehman Index*	2.43%	5.87%	6.16%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C and Class I shares will vary.
*	The Lehman Brothers U.S. Aggregate Index (the “Lehman Index”) is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

F-2

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation generally are shielded by statute from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, are generally shielded by statute from personal liability for the corporation’s debts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

As a result of the initiatives discussed in “Effect of Proposed ‘Shell’ Reorganizations of the Fund, it is proposed that each Fund will become a series of a Maryland business trust. More information may be found under “Discussion of Maryland Trusts.”

Maryland Corporations

Each Maryland corporation involved in the “shell” Reorganizations, including the Acquired Fund, is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. The following is a summary of the MGCL, the charter and Bylaws of those Maryland Corporations and is qualified in its entirety for each such Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Maryland Corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of the Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of the Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of the Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland Corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of the Acquired Fund does contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The Bylaws of the Acquired Fund generally provide for mandatory indemnification of directors and officers (including the advance of expenses) to the extent required or permitted by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of the Maryland Corporation. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

The Massachusetts Fund is governed by its own declaration of trust (a “Massachusetts Fund Declaration”). Although generally, the Massachusetts Fund Declaration contains some very similar provisions to other Massachusetts Fund declarations, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declaration are summarized below. This description is qualified in its entirety for the Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Fund are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Income Funds (“Income Funds”) are additionally entitled to vote on the termination of the trust, or any of its series or classes.

The 1940 Act does not require funds to hold an annual meeting of shareholders and the Massachusetts Fund is not required to hold such meetings. The Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. Shareholders of Income Funds are each entitled to vote for each share held and fractional share held. Shareholders vote separately by series, except for the election of trustees or where required by the 1940 Act to vote together.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Fund Declaration for Income Funds contains specific provisions relating to trustees emeritus, and compensation for acting as such. The Massachusetts Fund Declaration provides that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of the Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of Income Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

The Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declaration provides that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions in each case as may be determined by the trustees and, with respect to Income Funds, if the failure to so redeem would have a materially adverse consequence, or, with respect to small accounts, upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declaration gives broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes. The Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declaration provides that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declaration provides that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declaration also provides that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declaration further provides that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declaration provides that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Fund Declaration provides that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each Fund has been established as a series of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a Massachusetts Trust, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Fund

Fund	Class of Shares	Name and Address of Owner	Percent of Class
Legg Mason Partners Diversified Strategic Income Fund	I	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income 225 Liberty Street, 24th Floor New York, NY 10281-2606	36.10%

Legg Mason Partners Diversified Strategic Income Fund	I	Smith Barney Charitable Investment Fund Balanced Pool Attn: Laurie Hesslein 388 Greenwich Street - 17 Fl New York, NY 10013-2375	34.47%

Legg Mason Partners Diversified Strategic Income Fund	I	Smith Barney Charitable Investment Fund Growth Pool Attn: Laurie Hesslein 388 Greenwich Street - 17 Fl New York, NY 10013-2375	16.39%

Legg Mason Partners Diversified Strategic Income Fund	I	Smith Barney Charitable Investment Fund Conservative Pool Attn: Laurie Hesslein 388 Greenwich Street - 17 Fl New York, NY 10013-2375	13.04%

Legg Mason Partners Strategic Bond Fund	A	Smith Barney 401K Advisors Trust Citigroup Inst Trust Co TTEE 400 Atrium Drive Somerset NJ 08873-4172	36.28%

Legg Mason Partners Strategic Bond Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th St. 7th Fl New York, NY 10001-2483	23.58%

Legg Mason Partners Strategic Bond Fund	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th St. 7th Fl New York, NY 10001-2483	52.26%

Legg Mason Partners Strategic Bond Fund	B	MLPFPS for the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-0000	10.48%

Legg Mason Partners Strategic Bond Fund	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th St. 7th Fl New York, NY 10001-2483	61.31%

Legg Mason Partners Strategic Bond Fund	C	MLPFPS for the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-0000	9.31%

Legg Mason Partners Strategic Bond Fund	O	Kathleen Pappas New Hartford CT	24.88%

Legg Mason Partners Strategic Bond Fund	O	James N. Brown Jr. - Lila B Brown ten Com Columbus NJ	21.74%

Legg Mason Partners Strategic Bond Fund	O	PFPC Trust Company, Custodian FBO the IRA Account of Stephen P. Shapiro Larchmont NY 10538	17.33%

Legg Mason Partners Strategic Bond Fund	O	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th St. 7th Fl New York, NY 10001-2483	10.21%

Legg Mason Partners Strategic Bond Fund	O	PFPC Trust Company, Custodian FBO Virginia M. Sobol IRA Convent Station NJ 07960	5.93%

Legg Mason Partners Strategic Bond Fund	O	UBS Financial Services Inc. Beatrice Wagner P.O. Box 3321 Weehawken NJ 07087-8154	5.31%

Legg Mason Partners Strategic Bond Fund	I	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th St. 7th Fl New York, NY 10001-2483	100%

H-1

APPENDIX I

Comparison of Board Composition

Current Acquired Fund Board	Post-Implementation Acquiring Fund Board*
Legg Mason Partners Strategic Bond Fund (formerly Salomon Brothers Strategic Bond Fund)	Legg Mason Partners Diversified Strategic Income Fund

Carol L. Colman	Elliot J. Berv
Daniel P. Cronin	A. Benton Cocanougher
Leslie H. Gelb	Jane F. Dasher
William R. Hutchinson	Mark T. Finn
Dr. Riordan Roett	Rainer Greeven
Jeswald W. Salacuse	Stephen Randolph Gross

Interested Board Member:	Richard E. Hanson, Jr.
R. Jay Gerken	Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Interested Board Member:
R. Jay Gerken

*	The Post-Implementation Acquiring Fund Board reflects the composition of the “fixed income” board. Shareholders of the Acquiring Fund and the Acquired Fund, in separate proxy votes, have elected the members of the fixed income board to oversee the respective funds. Therefore, following the Reorganization (expected to occur on March 2, 2007) and the effectiveness of the governance related changes (expected to be implemented during the first half of 2007), the combined fund will be overseen by the “fixed income” board.

I-1

APPENDIX J

Portfolio Manager Compensation

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

J-1

APPENDIX K

Form of Organization

Fund	Organization

Legg Mason Partners Diversified Strategic Income Fund	Series of a Massachusetts business trust

Legg Mason Partners Strategic Bond Fund	Series of a Maryland corporation

K-1

APPENDIX L

Acquired and Acquiring Funds’ Reports

Fund	Prospectus and SAI	Annual Report	Semi-Annual Report
Legg Mason Partners Strategic Bond Fund (formerly Salomon Brothers Strategic Bond Fund)	May 1, 2006	December 31, 2005	June 30, 2006 (Board discussion of approval of management agreement)

Legg Mason Partners Diversified Strategic Income Fund (formerly Smith Barney Diversified Strategic Income Fund)	November 30, 2006	July 31, 2006 (Board discussion of approval of management agreement)	N/A

L-1

APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

Legg Mason Partners Diversified Strategic Income Fund

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund

125 Broad Street New York, New York 10004 1-800-451-2010	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated December 28, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Strategic Bond Fund (the “Acquired Fund”), in exchange for shares of aggregate value equal to those of Legg Mason Partners Diversified Strategic Income Fund (the “Acquiring Fund”). To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on February 9, 2007, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated December 28, 2006 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of Legg Mason Partners Diversified Strategic Income Fund dated November 28, 2005, as supplemented to date. SEC FILE DATE: NOVEMBER 28, 2005 (ACCESSION NO. 0001193125-05-232681).

2.	Annual report of Legg Mason Partners Diversified Strategic Income Fund for the year ended July 31, 2006. SEC FILE DATE: October 6, 2006 (ACCESSION NO. 0001193125-06-204572).

3.	Semi-Annual report of Legg Mason Partners Strategic Bond Fund for the period ended June 30, 2006. SEC FILE DATE: SEPTEMBER 8, 2006 (ACCESSION NO. 0001193125-06-187512).

4.	Annual report of Legg Mason Partners Strategic Bond Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-050630).

5.	Annual report of Legg Mason Partners Strategic Bond Fund for the year ended December 31, 2004. SEC FILE DATE: MARCH 10, 2005 (ACCESSION NO. 0001193125-05-046125).

2

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combined Schedule of Investments

Legg Mason Partners Strategic Bond Fund and Legg Mason Partners Diversified Strategic Income Fund

as of July 31, 2006 (Unaudited)

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
CORPORATE BONDS & NOTES — 52.4%
Aerospace & Defense — 0.4%
$ —	$545,000	$545,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$—	$530,013		$530,013
			DRS Technologies Inc., Senior Subordinated Notes:
—	1,455,000	1,455,000	6.625% due 2/1/16	—	1,407,712		1,407,712
100,000	—	100,000	7.625% due 2/1/18	100,250	—		100,250
250,000	1,095,000	1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	254,375	1,114,163		1,368,538

			Total Aerospace & Defense	354,625	3,051,888	—	3,406,513

Airlines — 0.3%
			Continental Airlines Inc., Pass-Through Certificates:
26,943	—	26,943	Series 1998-1, Class C, 6.541% due 9/15/08	25,673	—		25,673
—	319,223	319,223	Series 2000-2, Class C, 8.312% due 4/2/11	—	308,444		308,444
—	2,025,000	2,025,000	Series 2001-2, Class D, 7.568% due 12/1/06	—	2,021,990		2,021,990

			Total Airlines	25,673	2,330,434	—	2,356,107

Auto Components — 0.3%
—	580,000	580,000	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	—	588,700		588,700
—	840,000	840,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	—	804,300		804,300
			TRW Automotive Inc.:
—	196,000	196,000	Senior Notes, 9.375% due 2/15/13	—	209,230		209,230
—	260,000	260,000	Senior Subordinated Notes, 11.000% due 2/15/13	—	285,350		285,350
—	1,475,000	1,475,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	—	1,364,375		1,364,375

			Total Auto Components	—	3,251,955	—	3,251,955

Automobiles — 1.4%
			DaimlerChrysler North America Holding Corp.:
—	700,000	700,000	5.875% due 3/15/11	—	694,658		694,658
650,000	1,970,000	2,620,000	Notes, 4.050% due 6/4/08	631,150	1,912,870		2,544,020
			Ford Motor Co.:
			Debentures:
50,000	825,000	875,000	6.625% due 10/1/28	36,250	598,125		634,375
25,000	500,000	525,000	8.900% due 1/15/32	21,125	422,500		443,625
590,000	6,925,000	7,515,000	Notes, 7.450% due 7/16/31(a)	436,600	5,124,500		5,561,100
			General Motors Corp., Senior Debentures:
290,000	500,000	790,000	8.250% due 7/15/23	240,700	415,000		655,700
10,000	3,150,000	3,160,000	8.375% due 7/15/33(a)	8,250	2,598,750		2,607,000

			Total Automobiles	1,374,075	11,766,403	—	13,140,478

See Notes to Pro Forma Combined Financial Statements.

3

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
Beverages — 0.1%
$ —	$730,000	$730,000	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	$—	$740,950	$—	$740,950

Biotechnology — 0.0%
—	105,000	105,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14(b)	—	102,113	—	102,113

Building Products — 0.5%
			Associated Materials Inc.:
325,000	125,000	450,000	Senior Discount Notes, step bond to yield 12.072% due 3/1/14	186,875	71,875		258,750
—	1,455,000	1,455,000	Senior Subordinated Notes, 9.750% due 4/15/12	—	1,433,175		1,433,175
—	665,000	665,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	—	706,562		706,562
75,000	1,765,000	1,840,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	70,500	1,659,100		1,729,600
—	905,000	905,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.993% due 3/1/14	—	638,025		638,025

			Total Building Products	257,375	4,508,737	—	4,766,112

Capital Markets — 0.7%
130,000	1,349,000	1,479,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	140,237	1,455,234		1,595,471
			E*TRADE Financial Corp., Senior Notes:
—	645,000	645,000	7.375% due 9/15/13	—	649,837		649,837
—	290,000	290,000	7.875% due 12/1/15	—	300,875		300,875
350,000	—	350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	337,376	—		337,376
1,000,000	—	1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10(a)	964,281	—		964,281
690,000	—	690,000	Morgan Stanley, Notes, 3.625% due 4/1/08	670,102	—		670,102
—	1,975,000	1,975,000	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14	—	1,837,094		1,837,094
80,000	350,000	430,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13	94,000	411,250		505,250

			Total Capital Markets	2,205,996	4,654,290	—	6,860,286

Chemicals — 0.6%
—	960,000	960,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11		1,005,600		1,005,600
150,000	—	150,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	162,000	—		162,000
209,000	—	209,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	213,180	—		213,180
200,000	1,500,000	1,700,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	218,750	1,640,625		1,859,375
125,000	1,400,000	1,525,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	134,375	1,505,000		1,639,375
150,000	—	150,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	154,125	—		154,125

See Notes to Pro Forma Combined Financial Statements.

4

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
			Rhodia SA:
$ 125,000	$—	$125,000	Senior Notes, 7.625% due 6/1/10	$127,187	$—		$127,187
118,000	—	118,000	Senior Subordinated Notes, 8.875% due 6/1/11	120,655	—		120,655

			Total Chemicals	1,130,272	4,151,225	—	5,281,497

Commercial Banks — 1.7%
			Glitnir Banki HF:
160,000	910,000	1,070,000	Notes, 6.330% due 7/28/11(b)	160,729	914,146		1,074,875
350,000	1,920,000	2,270,000	Subordinated Notes, 6.693% due 6/15/16(b)(c)	351,270	1,926,970		2,278,240
230,000	1,000,000	1,230,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(b)(c)	234,713	1,020,492		1,255,205
250,000	1,630,000	1,880,000	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16(b)(c)	242,598	1,581,736		1,824,334
810,000	4,470,000	5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14(a)	782,068	4,315,856		5,097,924
780,000	4,100,000	4,880,000	Wells Fargo & Co., Senior Notes, 4.200% due 1/15/10(a)	750,862	3,946,836		4,697,698

			Total Commercial Banks	2,522,240	13,706,036	—	16,228,276

Commercial Services & Supplies — 1.1%
			Allied Waste North America Inc.,
			Senior Notes, Series B:
25,000	2,260,000	2,285,000	8.500% due 12/1/08	26,063	2,356,050		2,382,113
150,000	—	150,000	9.250% due 9/1/12	160,125	—		160,125
100,000	—	100,000	7.250% due 3/15/15	97,000	—		97,000
150,000	1,475,000	1,625,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	169,692	1,668,638		1,838,330
75,000	975,000	1,050,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	71,250	926,250		997,500
—	510,000	510,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	—	530,400		530,400
—	405,000	405,000	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	—	474,389		474,389
400,000	1,890,000	2,290,000	Waste Management Inc., 6.375% due 11/15/12	412,753	1,950,259		2,363,012
—	1,610,000	1,610,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16(b)	—	1,682,450		1,682,450

			Total Commercial Services & Supplies	936,883	9,588,436	—	10,525,319

Communications Equipment — 0.5%
375,000	3,625,000	4,000,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29(a)	321,562	3,108,437		3,429,999
—	1,650,000	1,650,000	Nortel Networks Corp., Notes, 6.875% due 9/1/23	—	1,320,000		1,320,000

			Total Communications Equipment	321,562	4,428,437	—	4,749,999

Computers & Peripherals — 0.0%
45,000	—	45,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	46,125	—	—	46,125

See Notes to Pro Forma Combined Financial Statements.

5

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
Consumer Finance — 3.5%
			Ford Motor Credit Co.:
			Notes:
$ 900,000	$1,140,000	$2,040,000	7.375% due 10/28/09(a)	$849,541	$1,076,085		$1,925,626
725,000	350,000	1,075,000	7.875% due 6/15/10	682,663	329,561		1,012,224
—	150,000	150,000	7.000% due 10/1/13	—	131,926		131,926
			Senior Notes:
1,000,000	—	1,000,000	5.800% due 1/12/09(a)	930,207	—		930,207
279,000	2,858,000	3,137,000	10.486% due 6/15/11(a)(b)(c)	283,210	2,901,127		3,184,337
			General Motors Acceptance Corp.:
30,000	350,000	380,000	Bonds, 8.000% due 11/1/31	29,500	344,162		373,662
80,000	60,000	140,000	Global Notes, 5.125% due 5/9/08	77,119	57,839		134,958
120,000	80,000	200,000	Medium-Term Notes, 4.375% due 12/10/07	115,959	77,306		193,265
			Notes:
1,150,000	80,000	1,230,000	6.125% due 8/28/07(a)	1,142,226	79,459		1,221,685
1,000,000	16,150,000	17,150,000	5.625% due 5/15/09(a)	956,671	15,450,237		16,406,908
15,000	125,000	140,000	7.250% due 3/2/11	14,718	122,653		137,371
650,000	2,125,000	2,775,000	6.875% due 9/15/11	630,056	2,059,799		2,689,855
325,000	4,065,000	4,390,000	6.750% due 12/1/14(a)	306,403	3,832,397		4,138,800
120,000	80,000	200,000	Senior Notes, 5.850% due 1/14/09	115,381	76,921		192,302

			Total Consumer Finance	6,133,654	26,539,472	—	32,673,126

Containers & Packaging — 0.9%
125,000	800,000	925,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	137,187	878,000		1,015,187
—	1,340,000	1,340,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	—	1,309,850		1,309,850
			Graphic Packaging International Corp.:
100,000	610,000	710,000	Senior Notes, 8.500% due 8/15/11	101,000	616,100		717,100
50,000	515,000	565,000	Senior Subordinated Notes, 9.500% due 8/15/13	50,250	517,575		567,825
125,000	—	125,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	130,000	—		130,000
—	2,839,000	2,839,000	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09(a)	—	2,941,914		2,941,914
275,000	—	275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	277,750	—		277,750
—	800,000	800,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(b)	—	796,000		796,000
25,000	275,000	300,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09	23,500	258,500		282,000
75,000	675,000	750,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	22,875	205,875		228,750

			Total Containers & Packaging	742,562	7,523,814	—	8,266,376

Diversified Consumer Services — 0.7%
—	690,000	690,000	Education Management LLC/Education Management Corp., Senior Notes,
			8.750% due 6/1/14(b)	—	695,175		695,175
			Hertz Corp.:
100,000	450,000	550,000	Senior Notes, 8.875% due 1/1/14(b)	104,750	471,375		576,125

See Notes to Pro Forma Combined Financial Statements.

6

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ —	$2,435,000	$2,435,000	Senior Subordinated Notes, 10.500% due 1/1/16(a)(b)	$—	$2,660,237		$2,660,237
			Service Corp. International:
—	1,025,000	1,025,000	Debentures, 7.875% due 2/1/13	—	1,040,375		1,040,375
—	1,590,000	1,590,000	Senior Notes, 6.500% due 3/15/08	—	1,591,988		1,591,988

			Total Diversified Consumer Services	104,750	6,459,150	—	6,563,900

Diversified Financial Services — 2.6%
260,000	1,020,000	1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10(b)	249,472	978,699		1,228,171
143,000	—	143,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	156,943	—		156,943
830,000	—	830,000	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11(a)	890,299	—		890,299
—	370,000	370,000	Case Credit Corp., Notes, 6.750% due 10/21/07	—	371,850		371,850
—	665,000	665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	—	640,062		640,062
			Citisteel USA Inc., Senior Secured Notes:
—	340,000	340,000	12.490% due 9/1/10(c)	—	354,450		354,450
—	315,000	315,000	15.000% due 10/1/10(b)(d)	—	328,388		328,388
170,000	670,000	840,000	Credit Suisse First Boston USA Inc., Notes, 4.875% due 8/15/10	166,063	654,483		820,546
470,000	2,600,000	3,070,000	El Paso Performance-Link, Notes, 7.750% due 7/15/11(a)(b)	475,287	2,629,250		3,104,537
—	500,000	500,000	Emeralds, Notes, Series 2006-1-O, 5.374% due 8/4/20(b)(c)	—	500,000		500,000
870,000	—	870,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09(a)	840,169	—		840,169
—	90,000	90,000	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	—	98,798		98,798
850,000	—	850,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08(a)	841,027	—		841,027
—	630,000	630,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14(b)	—	630,000		630,000
100,000	800,000	900,000	ILFC E-Capital Trust I, 5.900% due 12/21/65(b)(c)	99,037	792,293		891,330
			JPMorgan Chase & Co., Subordinated Notes:
700,000	—	700,000	6.625% due 3/15/12	733,769	—		733,769
450,000	6,070,000	6,520,000	5.125% due 9/15/14(a)	429,266	5,790,319		6,219,585
150,000	—	150,000	Lehman Brothers Holdings E-Capital Trust I, 5.954% due 8/19/65(c)	150,238	—		150,238
—	890,000	890,000	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16(c)	—	872,102		872,102
290,000	1,420,000	1,710,000	TNK-BP Finance SA, 7.500% due 7/18/16(b)	293,753	1,438,379		1,732,132
1,762,000	—	1,762,000	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16(b)	1,731,896	—		1,731,896
—	550,000	550,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	—	594,688		594,688

See Notes to Pro Forma Combined Financial Statements.

7

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 100,000	$—	$100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15(c)	$71,250	$—		$71,250
75,000	885,000	960,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	72,938	860,662		933,600

			Total Diversified Financial Services	7,201,407	17,534,423	—	24,735,830

Diversified Telecommunication Services — 1.8%
			Cincinnati Bell Inc.:
—	305,000	305,000	Senior Notes, 7.000% due 2/15/15	—	290,513		290,513
—	845,000	845,000	Senior Subordinated Notes, 8.375% due 1/15/14	—	832,325		832,325
—	25,000	25,000	Cincinnati Bell Telephone Co., Debentures, 6.300% due 12/1/28	—	21,375		21,375
—	880,000	880,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	—	906,400		906,400
450,000	1,000,000	1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	430,591	956,868		1,387,459
—	1,780,000	1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(e)(f)(g)	—	0		0
—	930,000	930,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	—	985,800		985,800
200,000	225,000	425,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	209,000	235,125		444,125
			Intelsat Bermuda Ltd., Senior Notes:
—	1,010,000	1,010,000	9.250% due 6/15/16(b)	—	1,037,775		1,037,775
—	2,000,000	2,000,000	11.250% due 6/15/16(b)	—	2,030,000		2,030,000
			Intelsat Ltd.:
—	125,000	125,000	Notes, 7.625% due 4/15/12	—	104,844		104,844
150,000	—	150,000	Senior Discount Notes, step bond to yield 9.207% due 2/1/15(b)	102,375	—		102,375
50,000		50,000	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 10.484% due 1/15/12(c)	51,000	—		51,000
310,000	1,820,000	2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	331,063	1,943,658		2,274,721
—	670,000	670,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16(b)	—	693,450		693,450
—	795,000	795,000	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	—	675,750		675,750
—	720,000	720,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	—	732,600		732,600
—	516,000	516,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	—	526,965		526,965
			Qwest Communications International Inc., Senior Notes:
67,000	135,000	202,000	7.500% due 2/15/14	65,995	132,975		198,970
166,000	—	166,000	Series B, 7.500% due 2/15/14	163,510	—		163,510

See Notes to Pro Forma Combined Financial Statements.

8

Legg Mason Partners Strategic Bond Fund		Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†		Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 137,000		$—	$137,000	Qwest Corp., Debentures, 6.875% due 9/15/33	$122,272	$—		$122,272
675,000		1,050,000	1,725,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	621,579	966,901		1,588,480
1,000,000	MXN	4,000,000MXN	5,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.799% due 1/31/16	87,920	351,681		439,601
970,000		—	970,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13(a)	958,352	—		958,352
—		600,000	600,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	—	643,223		643,223
—		90,000	90,000	Wind Acquisition Finance SA, 10.750% due 12/1/15(b)	—	97,425		97,425

				Total Diversified Telecommunication Services	3,143,657	14,165,653	—	17,309,310

Electric Utilities — 1.1%
450,000		1,790,000	2,240,000	Exelon Corp., Bonds, 5.625% due 6/15/35	405,126	1,611,501		2,016,627
				FirstEnergy Corp., Notes:
240,000		—	240,000	Series B, 6.450% due 11/15/11	246,963	—		246,963
520,000		3,230,000	3,750,000	Series C, 7.375% due 11/15/31(a)	570,867	3,545,962		4,116,829
—		454,966	454,966	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	—	478,568		478,568
—		1,910,000	1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	—	2,191,725		2,191,725
250,000		1,320,000	1,570,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	242,016	1,277,843		1,519,859

				Total Electric Utilities	1,464,972	9,105,599	—	10,570,571

Energy Equipment & Services — 0.0%
66,000		88,000	154,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	63,360	84,480		147,840
—		165,000	165,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	—	167,475		167,475

				Total Energy Equipment & Services	63,360	251,955	—	315,315

Food Products — 0.4%
—		870,000	870,000	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	—	813,450		813,450
—		1,000,000	1,000,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	—	1,042,500		1,042,500
				Dole Food Co. Inc., Senior Notes:
100,000		1,600,000	1,700,000	7.250% due 6/15/10	90,500	1,448,000		1,538,500
50,000		—	50,000	8.875% due 3/15/11	47,000	—		47,000
150,000		—	150,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	147,750	—		147,750

				Total Food Products	285,250	3,303,950	—	3,589,200

Health Care Providers & Services — 1.4%
125,000		1,550,000	1,675,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	132,187	1,639,125		1,771,312
75,000		—	75,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	71,063	—		71,063

See Notes to Pro Forma Combined Financial Statements.

9

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 65,000	$1,710,000	$1,775,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	$62,481	$1,643,737		$1,706,218
125,000	585,000	710,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	131,094	613,519		744,613
			HCA Inc.:
—	3,360,000	3,360,000	Debentures, 7.500% due 11/15/95	—	2,386,746		2,386,746
40,000	276,000	316,000	Notes, 6.500% due 2/15/16	32,050	221,145		253,195
250,000	—	250,000	Senior Notes, 5.750% due 3/15/14	196,875	—		196,875
150,000	2,075,000	2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	144,750	2,002,375		2,147,125
75,000	—	75,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	72,750	—		72,750
			Tenet Healthcare Corp., Senior Notes:
150,000	3,400,000	3,550,000	7.375% due 2/1/13(a)	130,875	2,966,500		3,097,375
25,000	755,000	780,000	9.875% due 7/1/14	24,000	724,800		748,800
50,000	—	50,000	9.250% due 2/1/15(b)	46,250	—		46,250
100,000	150,000	250,000	6.875% due 11/15/31	75,750	113,625		189,375

			Total Health Care Providers & Services	1,120,125	12,311,572	—	13,431,697

Hotels, Restaurants & Leisure — 1.8%
			Caesars Entertainment Inc., Senior Subordinated Notes:
25,000	1,150,000	1,175,000	8.875% due 9/15/08	26,219	1,206,063		1,232,282
—	4,275,000	4,275,000	8.125% due 5/15/11(a)	—	4,510,125		4,510,125
75,000	350,000	425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	74,625	348,250		422,875
100,000	—	100,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10(b)	105,000	—		105,000
150,000	—	150,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	141,187	—		141,187
			Herbst Gaming Inc., Senior Subordinated Notes:
—	1,825,000	1,825,000	8.125% due 6/1/12	—	1,861,500		1,861,500
150,000	—	150,000	7.000% due 11/15/14	144,375	—		144,375
—	785,000	785,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	—	825,231		825,231
—	300,000	300,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	—	289,500		289,500
125,000	1,550,000	1,675,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	116,250	1,441,500		1,557,750
			Mandalay Resort Group, Senior Subordinated:
—	585,000	585,000	Debentures, 7.625% due 7/15/13	—	579,150		579,150
—	1,725,000	1,725,000	Notes, Series B, 10.250% due 8/1/07	—	1,789,687		1,789,687
275,000	—	275,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	267,437	—		267,437
			Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	—	75,000	7.125% due 8/15/14	73,125	—		73,125
75,000	—	75,000	6.875% due 2/15/15	71,625	—		71,625

See Notes to Pro Forma Combined Financial Statements.

10

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 75,000	$—	$75,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	$70,875	$—		$70,875
			Pinnacle Entertainment Inc., Senior Subordinated Notes:
125,000	—	125,000	8.250% due 3/15/12	125,313	—		125,313
—	2,500,000	2,500,000	8.750% due 10/1/13(a)	—	2,643,750		2,643,750
—	110,000	110,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	—	116,050		116,050
75,000	—	75,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	70,313	—		70,313
150,000	—	150,000	Station Casinos Inc., 6.625% due 3/15/18	133,688	—		133,688
275,000	—	275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(b)	279,125	—		279,125

			Total Hotels, Restaurants & Leisure	1,699,157	15,610,806	—	17,309,963

Household Durables — 0.8%
—	110,000	110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	—	110,550		110,550
			Beazer Homes USA Inc., Senior Notes:
—	105,000	105,000	6.875% due 7/15/15	—	93,975		93,975
—	600,000	600,000	8.125% due 6/15/16(b)	—	573,000		573,000
500,000	—	500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06(e)(f)(g)	0	—		0
100,000	390,000	490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	109,750	424,613		534,363
			K Hovnanian Enterprises Inc.:
—	370,000	370,000	6.250% due 1/15/16	—	318,200		318,200
—	1,800,000	1,800,000	Senior Notes, 8.625% due 1/15/17	—	1,764,000		1,764,000
—	680,000	680,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	—	697,000		697,000
—	135,000	135,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 8.678% due 9/1/12	—	109,350		109,350
100,000	1,000,000	1,100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	100,500	1,005,000		1,105,500
—	405,000	405,000	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	—	386,775		386,775
163,000	1,625,000	1,788,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	171,557	1,710,312		1,881,869

			Total Household Durables	381,807	7,192,775	—	7,574,582

Household Products — 0.1%
			Nutro Products Inc.:
—	160,000	160,000	Senior Notes, 9.230% due 10/15/13(b)(c)	—	164,800		164,800
—	405,000	405,000	Senior Subordinated Notes, 10.750% due 4/15/14(b)	—	424,238		424,238

See Notes to Pro Forma Combined Financial Statements.

11

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 24,000	$—	$24,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	$18,180	$—		$18,180

			Total Household Products	18,180	589,038	—	607,218

Independent Power Producers & Energy Traders — 5.3%
			AES Corp., Senior Notes:
250,000	3,210,000	3,460,000	8.750% due 6/15/08	260,625	3,346,425		3,607,050
—	5,695,000	5,695,000	9.500% due 6/1/09(a)	—	6,036,700		6,036,700
—	2,080,000	2,080,000	9.375% due 9/15/10	—	2,228,200		2,228,200
—	3,530,000	3,530,000	8.875% due 2/15/11(a)	—	3,741,800		3,741,800
25,000	13,700,000	13,725,000	7.750% due 3/1/14(a)	25,375	13,905,500		13,930,875
100,000	—	100,000	Calpine Generating Co. LLC, Senior Secured Notes, 11.169% due 4/1/11(g)	105,500	—		105,500
—	1,000,000	1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	—	994,195		994,195
625,000	—	625,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	607,356	—		607,356
			Dynegy Holdings Inc.:
25,000	1,000,000	1,025,000	Senior Debentures, 7.125% due 5/15/18	22,000	880,000		902,000
—	9,870,000	9,870,000	Senior Notes, 8.375% due 5/1/16(a)(b)	—	9,746,625		9,746,625
			Edison Mission Energy, Senior Notes:
150,000	275,000	425,000	7.730% due 6/15/09	153,000	280,500		433,500
—	45,000	45,000	7.500% due 6/15/13(b)	—	44,663		44,663
—	950,000	950,000	7.750% due 6/15/16(b)	—	942,875		942,875
250,000	355,000	605,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	241,250	342,575		583,825
—	745,000	745,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	—	719,856		719,856
			NRG Energy Inc., Senior Notes:
50,000	575,000	625,000	7.250% due 2/1/14	49,062	564,219		613,281
235,000	2,735,000	2,970,000	7.375% due 2/1/16(a)	230,300	2,680,300		2,910,600
—	250,000	250,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	—	253,423		253,423
			TXU Corp., Senior Notes:
100,000	380,000	480,000	Series P, 5.550% due 11/15/14	91,848	349,021		440,869
110,000	620,000	730,000	Series R, 6.550% due 11/15/34	98,454	554,922		653,376
60,000	—	60,000	TXU Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	60,822	—		60,822

			Total Independent Power Producers & Energy Traders	1,945,592	47,611,799	—	49,557,391

Industrial Conglomerates — 1.4%
—	1,080,000	1,080,000	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08(e)(f)	—	1,050,300		1,050,300
125,000	—	125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08(e)(f)(g)	0	—		0
100,000	—	100,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	105,750	—		105,750

See Notes to Pro Forma Combined Financial Statements.

12

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
			Tyco International Group SA, Notes:
$ 625,000	$—	$625,000	6.125% due 11/1/08	$631,047	$—		$631,047
190,000	3,250,000	3,440,000	6.000% due 11/15/13(a)	191,365	3,273,342		3,464,707
—	7,730,000	7,730,000	6.875% due 1/15/29(a)	—	8,187,716		8,187,716

			Total Industrial Conglomerates	928,162	12,511,358	—	13,439,520

Insurance — 0.2%
—	1,525,000	1,525,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	—	1,563,125	—	1,563,125

Internet & Catalog Retail — 0.1%
—	235,000	235,000	Brookstone Co. Inc., Secured Notes, 12.000% due 10/15/12		213,850		213,850
—	755,000	755,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14		730,463		730,463

			Total Internet & Catalog Retail	—	944,313	—	944,313

IT Services — 0.3%
400,000	90,000	490,000	Electronic Data Systems Corp., 7.125% due 10/15/09	414,699	93,307		508,006
			Sungard Data Systems Inc.:
100,000	525,000	625,000	Senior Notes, 9.125% due 8/15/13	102,625	538,781		641,406
—	1,410,000	1,410,000	Senior Subordinated Notes, 10.250% due 8/15/15	—	1,436,438		1,436,438

			Total IT Services	517,324	2,068,526	—	2,585,850

Leisure Equipment & Products — 1.7%
—	16,150,000	16,150,000	Eastman Kodak Co., 7.250% due 11/15/13(a)	—	15,561,284		15,561,284
—	615,000	615,000	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	—	596,550		596,550

			Total Leisure Equipment & Products	—	16,157,834	—	16,157,834

Machinery — 0.3%
			Case New Holland Inc., Senior Notes:
25,000	—	25,000	9.250% due 8/1/11	26,469	—		26,469
50,000	—	50,000	7.125% due 3/1/14	48,875	—		48,875
—	200,000	200,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	—	190,750		190,750
81,000	845,000	926,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	87,885	916,825		1,004,710
—	666,000	666,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14	—	569,430		569,430
—	225,000	225,000	RBS Global & Rexnord Corp., Senior Notes, 9.500% due 8/1/14(b)	—	226,125		226,125
150,000	683,000	833,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	157,782	718,434		876,216

			Total Machinery	321,011	2,621,564	—	2,942,575

Media — 5.5%
—	2,050,000	2,050,000	Advanstar Communications Inc., Senior Secured Notes, 10.750% due 8/15/10	—	2,208,895		2,208,895

See Notes to Pro Forma Combined Financial Statements.

13

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ —	$1,020,000	$1,020,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13(b)	$—	$1,050,600		$1,050,600
			AMC Entertainment Inc.:
—	165,000	165,000	Senior Note, Series B, 8.625% due 8/15/12	—	169,331		169,331
25,000	1,640,000	1,665,000	Senior Subordinated Notes, 11.000% due 2/1/16	27,125	1,779,400		1,806,525
131,473	2,067,000	2,198,473	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	128,844	2,025,660		2,154,504
			CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Accreting Notes:
—	1,090,000	1,090,000	11.750% due 5/15/14	—	741,200		741,200
100,000	—	100,000	step bond to yield 17.441% due 1/15/15	61,000	—		61,000
571,000	—	571,000	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15	515,327	—		515,327
—	1,580,000	1,580,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	—	1,425,950		1,425,950
—	1,380,000	1,380,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	—	1,400,700		1,400,700
			Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
—	440,000	440,000	8.625% due 4/1/09	—	369,600		369,600
—	240,000	240,000	10.750% due 10/1/09	—	207,600		207,600
—	480,000	480,000	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 9.625% due 11/15/09	—	405,600		405,600
—	225,000	225,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14(b)	—	210,375		210,375
525,000	2,175,000	2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	588,750	2,439,106		3,027,856
140,000	—	140,000	Comcast Cable Communications, Inc., Notes, 8.875% due 5/1/17	164,877	—		164,877
			Comcast Corp., Notes:
210,000	1,370,000	1,580,000	6.500% due 1/15/15	213,893	1,395,397		1,609,290
20,000	690,000	710,000	6.500% due 1/15/17	20,311	700,734		721,045
			CSC Holdings Inc.:
125,000	1,625,000	1,750,000	Debentures, Series B, 8.125% due 8/15/09	128,594	1,671,719		1,800,313
—	450,000	450,000	Senior Debentures, 7.625% due 7/15/18	—	448,875		448,875
			Senior Notes:
100,000	—	100,000	7.250% due 4/15/12(b)	97,125	—		97,125
25,000	—	25,000	Series B, 8.125% due 7/15/09	25,719	—		25,719
—	1,025,000	1,025,000	Series B, 7.625% due 4/1/11	—	1,036,531		1,036,531
	634,000	634,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	—	711,665		711,665
244,000	2,417,000	2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13(a)	264,130	2,616,402		2,880,532

See Notes to Pro Forma Combined Financial Statements.

14

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 179,000	$1,381,000	$1,560,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	$188,397	$1,453,502		$1,641,899
			EchoStar DBS Corp., Senior Notes:
—	2,250,000	2,250,000	6.625% due 10/1/14	—	2,176,875		2,176,875
300,000	925,000	1,225,000	7.125% due 2/1/16(b)	296,250	913,438		1,209,688
—	1,375,000	1,375,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	—	1,144,687		1,144,687
—	2,200,000	2,200,000	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	—	2,340,250		2,340,250
75,000	—	75,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	64,500	—		64,500
—	460,000	460,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14(b)	—	489,900		489,900
—	600,000	600,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	—	560,250		560,250
800,000	—	800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09(a)	839,691	—		839,691
225,000	1,189,000	1,414,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	240,750	1,272,230		1,512,980
			News America Inc., Notes:
675,000	—	675,000	5.300% due 12/15/14	648,560	—		648,560
—	690,000	690,000	6.200% due 12/15/34	—	633,744		633,744
—	835,000	835,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	—	799,513		799,513
			R.H. Donnelley Corp.:
			Senior Discount Notes:
—	75,000	75,000	Series A-1, 6.875% due 1/15/13	—	68,438		68,438
—	100,000	100,000	Series A-2, 6.875% due 1/15/13	—	91,250		91,250
—	925,000	925,000	Senior Notes, Series A-3, 8.875% due 1/15/16	—	926,156		926,156
250,000	450,000	700,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12(b)	275,937	496,688		772,625
—	950,000	950,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	—	1,048,563		1,048,563
150,000	2,030,000	2,180,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	154,500	2,090,900		2,245,400
			Rainbow National Services LLC:
—	300,000	300,000	Senior Notes, 8.750% due 9/1/12(b)	—	318,750		318,750
25,000	—	25,000	Senior Subordinated Debentures, 10.375% due 9/1/14(b)	28,063	—		28,063
			Rogers Cable Inc.:
—	1,015,000	1,015,000	Secured Notes, 5.500% due 3/15/14	—	917,306		917,306
—	100,000	100,000	Senior Secured Notes, 6.250% due 6/15/13	—	95,500		95,500
—	1,510,000	1,510,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	—	1,532,650		1,532,650

See Notes to Pro Forma Combined Financial Statements.

15

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 575,000	$2,150,000	$2,725,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	$620,067	$2,318,513		$2,938,580
—	760,000	760,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	—	774,250		774,250
			XM Satellite Radio Inc., Senior Notes:
—	310,000	310,000	9.649% due 5/1/13(b)(c)	—	287,525		287,525
—	740,000	740,000	9.750% due 5/1/14(b)	—	686,350		686,350

			Total Media	5,592,410	46,452,568	—	52,044,978

Metals & Mining — 0.5%
125,000	1,475,000	1,600,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	137,188	1,618,812		1,756,000
—	640,000	640,000	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	—	608,000		608,000
50,000		50,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	53,625	—		53,625
—	1,255,000	1,255,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15(b)	—	1,386,775		1,386,775
—	740,000	740,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14(b)	—	769,600		769,600
500,000	—	500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09(e)(f)(g)	0	—		0

			Total Metals & Mining	190,813	4,383,187	—	4,574,000

Multi-Utilities — 0.3%
—	475,000	475,000	Avista Corp., Senior Notes, 9.750% due 6/1/08	—	505,603		505,603
420,000	1,980,000	2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	414,349	1,953,361		2,367,710

			Total Multi-Utilities	414,349	2,458,964	—	2,873,313

Multiline Retail — 0.4%
75,000	—	75,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	68,062	—		68,062
—	2,018,000	2,018,000	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	—	2,331,668		2,331,668
50,000	1,410,000	1,460,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	53,313	1,503,412		1,556,725

			Total Multiline Retail	121,375	3,835,080	—	3,956,455

Office Electronics — 0.2%
150,000	1,475,000	1,625,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	152,250	1,497,125	—	1,649,375

Oil, Gas & Consumable Fuels — 7.7%
370,000	—	370,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31	401,265	—		401,265
350,000	1,670,000	2,020,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	386,958	1,846,344		2,233,302
—	1,275,000	1,275,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	—	1,303,687		1,303,687

See Notes to Pro Forma Combined Financial Statements.

16

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
			Chesapeake Energy Corp., Senior Notes:
$ 200,000	$2,750,000	$2,950,000	6.625% due 1/15/16(a)	$191,500	$2,633,125		$2,824,625
—	450,000	450,000	6.500% due 8/15/17	—	420,750		420,750
430,000	1,680,000	2,110,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	420,885	1,644,386		2,065,271
179,000	1,625,000	1,804,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	189,964	1,724,531		1,914,495
—	265,000	265,000	Compagnie Generale de Geophysique SA, 7.500% due 5/15/15	—	260,362		260,362
800,000	4,000,000	4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29(a)	889,739	4,448,696		5,338,435
500,000	—	500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06(e)(f)(g)	0	—		0
—	2,640,000	2,640,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32(a)		3,120,324		3,120,324
320,000	—	320,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	336,519	—		336,519
			El Paso Corp.:
			Medium-Term Notes:
500,000	—	500,000	7.375% due 12/15/12	501,250	—		501,250
—	10,770,000	10,770,000	7.800% due 8/1/31(a)	—	10,716,150		10,716,150
80,000	13,020,000	13,100,000	7.750% due 1/15/32(a)	80,000	13,020,000		13,100,000
—	4,000,000	4,000,000	Notes, 7.875% due 6/15/12(a)	—	4,110,000		4,110,000
—	1,575,000	1,575,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	—	1,543,500		1,543,500
200,000	—	200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	206,500	—		206,500
200,000	1,350,000	1,550,000	Gaz Capital SA, Notes, 8.625% due 4/28/34	241,760	1,631,880		1,873,640
			Inergy L.P./Inergy Finance Corp.:
75,000	—	75,000	8.250% due 3/1/16	76,875	—		76,875
—	825,000	825,000	Senior Notes, 6.875% due 12/15/14	—	781,687		781,687
—	700,000	700,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14(b)	—	708,750		708,750
720,000	—	720,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31(a)	835,382	—		835,382
			Kinder Morgan Energy Partners LP:
220,000	280,000	500,000	6.750% due 3/15/11	226,683	288,505		515,188
			Senior Notes:
50,000	280,000	330,000	6.300% due 2/1/09	50,465	282,602		333,067
—	160,000	160,000	5.000% due 12/15/13	—	149,207		149,207
—	530,000	530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13(b)	—	514,100		514,100
—	155,000	155,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	—	156,550		156,550
			Pemex Project Funding Master Trust, Notes:
100,000	525,000	625,000	5.750% due 12/15/15(b)	95,393	500,815		596,208
50,000	866,000	916,000	6.625% due 6/15/35(b)	48,044	832,126		880,170
—	680,000	680,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13(b)	—	698,700		698,700
150,000	—	150,000	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14	149,250	—		149,250
—	1,760,000	1,760,000	Plains Exploration & Production Co., Senior Subordinated Notes, Series B,
			8.750% due 7/1/12	—	1,850,200		1,850,200

See Notes to Pro Forma Combined Financial Statements.

17

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
			Pogo Producing Co., Senior Subordinated Notes:
$ —	$560,000	$560,000	7.875% due 5/1/13(b)	$—	$572,600		$572,600
—	435,000	435,000	Series B, 8.250% due 4/15/11	—	448,594		448,594
—	55,000	55,000	SESI LLC, Senior Notes, 6.875% due 6/1/14(b)	—	53,625		53,625
200,000	—	200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	205,500	—		205,500
—	1,490,000	1,490,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	—	1,579,400		1,579,400
—	650,000	650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	—	640,250		640,250
			Williams Cos. Inc., Notes:
—	2,000,000	2,000,000	7.125% due 9/1/11	—	2,025,000		2,025,000
350,000	2,375,000	2,725,000	7.875% due 9/1/21	357,000	2,422,500		2,779,500
475,000	200,000	675,000	8.750% due 3/15/32	515,375	217,000		732,375
50,000	—	50,000	Senior Notes, 7.625% due 7/15/19	50,750	—		50,750
			XTO Energy Inc.:
40,000	—	40,000	7.500% due 4/15/12	43,099	—		43,099
400,000	1,900,000	2,300,000	Senior Notes, 6.250% due 4/15/13	405,425	1,925,770		2,331,195

			Total Oil, Gas & Consumable Fuels	6,905,581	65,071,716	—	71,977,297

Paper & Forest Products — 0.9%
—	1,500,000	1,500,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14		1,500,000		1,500,000
			NewPage Corp.:
—	280,000	280,000	Senior Secured Notes, 11.399% due 5/1/12(c)	—	303,800		303,800
—	360,000	360,000	Senior Subordinated Notes, 12.000% due 5/1/13	—	377,100		377,100
—	1,200,000	1,200,000	Norske Skog Canada Ltd., Senior Notes, 7.375% due 3/1/14	—	1,074,000		1,074,000
—	285,000	285,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16(b)	—	279,300		279,300
			Verso Paper Holdings LLC:
—	335,000	335,000	Senior Secured Notes, 9.125% due 8/1/14(b)	—	336,675		336,675
—	270,000	270,000	Senior Subordinated Notes, 11.375% due 8/1/16(b)	—	270,000		270,000
720,000	3,770,000	4,490,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12(a)	743,418	3,892,619		4,636,037

			Total Paper & Forest Products	743,418	8,033,494	—	8,776,912

Personal Products — 0.1%
—	620,000	620,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	—	645,575	—	645,575

Pharmaceuticals — 0.3%
—	1,225,000	1,225,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	—	1,160,688		1,160,688
—	1,600,000	1,600,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	—	1,528,000		1,528,000

			Total Pharmaceuticals	—	2,688,688	—	2,688,688

See Notes to Pro Forma Combined Financial Statements.

18

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
Real Estate Investment Trusts (REITs) — 0.7%
$ —	$2,350,000	$2,350,000	Felcor Lodging LP, Senior Notes, 8.500% due 6/1/11(a)	$—	$2,485,125		$2,485,125
—	40,000	40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	—	40,400		40,400
			Host Marriott LP, Senior Notes:
175,000	—	175,000	7.125% due 11/1/13	176,094	—		176,094
100,000	2,555,000	2,655,000	Series I, 9.500% due 1/15/07(a)	101,875	2,602,906		2,704,781
—	375,000	375,000	Series O, 6.375% due 3/15/15	—	356,719		356,719
—	550,000	550,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	—	501,875		501,875
—	235,000	235,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	—	226,187		226,187

			Total Real Estate Investment Trusts (REITs)	277,969	6,213,212	—	6,491,181

Road & Rail — 0.4%
			Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
—	440,000	440,000	10.250% due 6/15/07	—	452,650		452,650
—	710,000	710,000	9.375% due 5/1/12	—	757,925		757,925
—	140,000	140,000	12.500% due 6/15/12	—	154,700		154,700
59,000	—	59,000	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	60,328	—		60,328
—	2,660,000	2,660,000	Norfolk Southern Corp., Notes, 5.257% due 9/17/14(a)	—	2,585,113		2,585,113

			Total Road & Rail	60,328	3,950,388	—	4,010,716

Semiconductors & Semiconductor Equipment — 0.1%
—	1,275,000	1,275,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	—	851,063	—	851,063

Software — 0.2%
—	670,000	670,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16(b)	—	636,500		636,500
—	985,000	985,000	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11(b)(c)(d)	—	980,075		980,075

			Total Software	—	1,616,575	—	1,616,575

Specialty Retail — 0.4%
—	660,000	660,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12(c)	—	623,700		623,700
—	1,600,000	1,600,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	—	1,696,000		1,696,000
—	215,000	215,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13(b)	—	246,175		246,175
370,000	—	370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07(e)(f)(g)	0	—		0
130,000	—	130,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	141,050	—		141,050
200,000	—	200,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	212,250	—		212,250
—	765,000	765,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes,
			6.875% due 12/15/13	—	728,662		728,662

			Total Specialty Retail	353,300	3,294,537	—	3,647,837

See Notes to Pro Forma Combined Financial Statements.

19

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
Textiles, Apparel & Luxury Goods — 0.3%
$ 150,000	$2,065,000	$2,215,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	$154,500	$2,126,950		$2,281,450
50,000	—	50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	50,500	—		50,500
250,000	—	250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	170,000	—		170,000

			Total Textiles, Apparel & Luxury Goods	375,000	2,126,950	—	2,501,950

Thrifts & Mortgage Finance — 0.4%
—	3,920,000	3,920,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27(a)	—	4,145,400	—	4,145,400

Tobacco — 0.4%
620,000	3,030,000	3,650,000	Altria Group Inc., Notes, 7.000% due 11/4/13(a)	666,830	3,258,862	—	3,925,692

Trading Companies & Distributors — 0.3%
—	285,000	285,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16(b)	—	289,275		289,275
—	1,180,000	1,180,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)	—	1,224,250		1,224,250
—	810,000	810,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(b)	—	812,025		812,025

			Total Trading Companies & Distributors	—	2,325,550	—	2,325,550

Wireless Telecommunication Services — 1.3%
25,000	—	25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,625	—		25,625
150,000	—	150,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/ Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	146,625	—		146,625
375,000	1,375,000	1,750,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	384,573	1,410,101		1,794,674
—	130,000	130,000	Rogers Wireless Communications Inc., Secured Notes, 7.250% due 12/15/12	—	132,275		132,275
—	360,000	360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	—	372,600		372,600
—	1,725,000	1,725,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	—	1,794,000		1,794,000
			Sprint Capital Corp.:
525,000	2,350,000	2,875,000	Notes, 8.375% due 3/15/12(a)	583,552	2,612,091		3,195,643
—	4,425,000	4,425,000	Senior Notes, 6.875% due 11/15/28(a)	—	4,490,215		4,490,215

			Total Wireless Telecommunication Services	1,140,375	10,811,282	—	11,951,657

			TOTAL CORPORATE BONDS & NOTES (Cost — $492,700,076)	52,239,794	440,007,846	—	492,247,640

See Notes to Pro Forma Combined Financial Statements.

20

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
ASSET-BACKED SECURITIES — 10.1%
Diversified Financial Services — 0.0%
$ 493,850	$9,215,241	$9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12(e)(f)(g)	$0	$0	$—	$0

Home Equity — 8.7%
			ACE Securities Corp.:
—	5,569,260	5,569,260	Series 2006-GP1, Class A, 5.515% due 2/25/31(a)(c)	—	5,572,646		5,572,646
1,476,680	—	1,476,680	Series 2006-SL2, Class A, 5.555% due 1/25/36(a)(c)	1,477,962	—		1,477,962
490,000	2,840,000	3,330,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 6.585% due 11/25/34(a)(c)	500,313	2,899,773		3,400,086
207,107	1,618,747	1,825,854	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 6.585% due 8/25/32(c)	208,789	1,631,899		1,840,688
435,257	5,223,083	5,658,340	Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2,
			7.269% due 4/15/33(a)(c)	436,621	5,239,451		5,676,072
			Countrywide Asset-Backed Certificates:
650,000	3,820,000	4,470,000	Series 2004-05, Class M4, 6.635% due 6/25/34(a)(c)	660,280	3,880,416		4,540,696
926,244	—	926,244	Series 2005-17, Class-1AF1, 5.585% due 5/25/36(a)(c)	927,411	—		927,411
			Countrywide Home Equity Loan Trust:
—	70,727	70,727	Series 2002-F, Class A, 5.719% due 11/15/28(c)	—	71,229		71,229
1,432,167	—	1,432,167	Series 2006-D, Class 2A, 5.549% due 9/15/31(a)(c)	1,433,041	—		1,433,041
920,000	—	920,000	First Franklin Mortgage Loan Trust, Series 2005-FF1, Class-A2B, 5.605% due 12/25/34(c)	921,018	—		921,018
392,207	—	392,207	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	399,612	—		399,612
			GSAMP Trust:
1,247,250	—	1,247,250	Series 2006-S2, Class A2, 5.485% due 1/25/36(a)(c)	1,248,011	—		1,248,011
—	7,105,796	7,105,796	Series 2006-S4, Class A1, 5.475% due 5/25/36(a)(c)	—	7,110,599		7,110,599
1,418,979	—	1,418,979	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.555% due 4/25/36(a)(c)	1,419,852	—		1,419,852
—	7,754,030	7,754,030	Indymac Seconds Asset Backed Trust, Series 2006-A, Class A, 5.453% due 6/25/36(a)(c)	—	7,758,753		7,758,753
1,489,587	7,820,330	9,309,917	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.445% due 8/25/36(a)(c)	1,490,495	7,825,098		9,315,593
39,482	195,558	235,040	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35(b)	39,274	194,532		233,806
490,000	2,880,000	3,370,000	Novastar Home Equity Loan, Series 2004-01, Class M4, 6.360% due 6/25/34(a)(c)	494,267	2,905,077		3,399,344

See Notes to Pro Forma Combined Financial Statements.

21

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ —	$141,377	$141,377	Provident Bank Home Equity Loan Trust, Series 1999-3, Class A3, 5.775% due 1/25/31(c)	$—	$141,500		$141,500
—	7,652,772	7,652,772	RAAC Series, Series 2006-RP2, Class A, 5.635% due 2/25/37(a)(b)(c)	—	7,652,734		7,652,734
78,746	629,966	708,712	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 7.035% due 4/25/32(c)	78,843	630,742		709,585
			SACO I Trust:
1,431,140	—	1,431,140	Series 2006-4, Class A1, 5.555% due 3/25/36(a)(c)	1,432,155	—		1,432,155
—	7,740,077	7,740,077	Series 2006-6, Class A, 5.515% due 6/25/36(a)(c)	—	7,744,789		7,744,789
			Sail Net Interest Margin Notes:
9,390	78,253	87,643	Series 2003-3, Class A, 7.750% due 4/27/33(b)	8,731	72,760		81,491
30,481	181,434	211,915	Series 2004-2A, Class A, 5.500% due 3/27/34(b)	9,282	55,250		64,532
—	51,676	51,676	Series 2004-BN2A, Class A, 5.000% due 12/27/34(b)	—	51,562		51,562
—	6,828,669	6,828,669	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 5.495% due 2/25/36(a)(b)(c)	—	6,828,669		6,828,669

			Total Home Equity	13,185,957	68,267,479	—	81,453,436

Manufactured Housing — 0.1%
594,726	—	594,726	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	623,029	—	—	623,029

Other — 0.0%
1,104,898	6,629,390	7,734,288	Varick Structured Asset Fund Ltd., Series 1A, Class B1, 6.529% due 11/1/35 (b)(c)(e)(f)(g)	0	0	—	0
Student Loan — 1.3%
1,394,068	—	1,394,068	Argent Securities Inc., Series 2006-W4, Class A2A, 5.445% due 5/25/36(a)(c)	1,394,918	—		1,394,918
1,464,287	—	1,464,287	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.545% due 10/25/34(c)	1,463,555	—		1,463,555
1,633,847	—	1,633,847	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.685% due 3/25/35(b)(c)	1,633,847	—		1,633,847
—	8,100,000	8,100,000	SLM Student Loan Trust, Series 2006-5, Class A2, 5.429% due 7/25/17(a)(c)		8,100,000		8,100,000

			Total Student Loan	4,492,320	8,100,000	—	12,592,320

			TOTAL ASSET-BACKED SECURITIES (Cost — $109,317,922)	18,301,306	76,367,479	—	94,668,785

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.8%
1,501,388	—	1,501,388	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.294% due 6/25/45(a)(c)	1,478,177	—		1,478,177
740,000	—	740,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	688,755	—		688,755

See Notes to Pro Forma Combined Financial Statements.

22

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
			Banc of America Mortgage Securities:
$ —	$499,993	$499,993	Series 2005-C, Class 2A1, 4.710% due 4/25/35(c)	$—	$488,723		$488,723
828,927	—	828,927	Series 2005-H, Class 2A1, 4.820% due 9/25/35(a)(c)	811,051	—		811,051
1,208,604	—	1,208,604	Bayview Financial Acquisition Trust, Class 2006-B, Class 2A1, 5.450% due 4/28/36(a)(c)	1,208,982	—		1,208,982
675,000	—	675,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	741,481	—		741,481
			Commercial Mortgage Pass-Through Certificates:
739,902	5,549,267	6,289,169	Series 2001-J2A, Class A1, 5.447% due 7/16/34(a)(b)	739,103	5,543,274		6,282,377
252,262	1,504,227	1,756,489	Series 2003-FL9, Class E, 6.369% due 11/15/15(b)(c)	252,531	1,505,831		1,758,362
			Countrywide Alternative Loan Trust:
1,437,816	—	1,437,816	Series 2005-59, Class 1A1, 5.708% due 11/20/35(a)(c)	1,444,034	—		1,444,034
—	1,081,541	1,081,541	Series 2005-63, Class 1A1, 5.481% due 12/25/35(c)	—	1,075,308		1,075,308
1,826,018	1,730,370	3,556,388	Series 2005-72, Class A1, 5.655% due 1/25/36(a)(c)	1,828,989	1,733,185		3,562,174
1,442,086	—	1,442,086	Series 2005-IM1, Class A1, 5.685% due 1/25/36(a)(c)	1,449,441	—		1,449,441
1,555,766	—	1,555,766	Series 2006-OA6, Class 1A1A, 5.595% due 7/25/46(a)(c)	1,555,785	—		1,555,785
—	579,493	579,493	Countrywide Home Loans Pass-Through Certificates, Series 2006-HYB3, Class 2A1A, 5.804% due 5/20/36(c)	—	580,390		580,390
			Downey Savings and Loan Association Mortgage Loan Trust:
1,228,759	—	1,228,759	Series 2005-AR2, Class 2A1A, 5.580% due 3/19/45(a)(c)	1,230,899	—		1,230,899
			Series 2006-AR1:
1,494,019	—	1,494,019	Class 1A1A, 5.202% due 3/19/46(a)(c)	1,494,019	—		1,494,019
1,494,019	—	1,494,019	Class 1A1B, 5.202% due 3/19/47(a)(c)	1,494,019	—		1,494,019
154,006	—	154,006	Federal Home Loan Mortgage Corp. (FHLMC), Series 1103, Class N, IO, 1,156.500% due 6/15/21	4,389	—		4,389
6,340	—	6,340	Federal National Mortgage Association (FNMA), Series 1989-17, Class E, 10.400% due 4/25/19	6,833	—		6,833
16,025,165	—	16,025,165	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.528% due 5/17/32(c)	400,599	—		400,599
—	534,208	534,208	GMAC Mortgage Corporation Loan Trust, Series 2005-AR5, Class 3A1, 5.046% due 9/19/35(c)	—	526,318		526,318
			GSR Mortgage Loan Trust:
1,284,636	—	1,284,636	Series 2005-AR5, Class 1A1, 4.598% due 10/25/35(a)(c)	1,268,090	—		1,268,090
1,562,925	—	1,562,925	Series 2006-AR1, Class 2A2, 5.196% due 1/25/36(a)(c)	1,548,028	—		1,548,028

See Notes to Pro Forma Combined Financial Statements.

23

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 1,680,333	$—	$1,680,333	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 5.720% due 1/19/35(a)(c)	$1,688,314	$—		$1,688,314
1,205,396	—	1,205,396	Impac CMB Trust, Series 2005-5, Class A1, 5.705% due 8/25/35(a)(c)	1,207,445	—		1,207,445
			Indymac Index Mortgage Loan Trust:
1,416,826	—	1,416,826	Series 2005-AR1, Class 1A1, 5.287% due 3/25/35(a)(c)	1,413,063	—		1,413,063
1,560,885	—	1,560,885	Series 2006-AR4, Class A1A, 5.595% due 5/25/46(a)(c)	1,561,373	—		1,561,373
—	8,241,212	8,241,212	Series 2006-AR6, Class 2A1A, 5.585% due 6/25/47(a)(c)	—	8,241,212		8,241,212
1,190,000	—	1,190,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4,
			5.814% due 6/12/43(a)(c)	1,198,060	—		1,198,060
—	1,067,755	1,067,755	JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 4.987% due 8/25/35(c)	—	1,046,751		1,046,751
—	1,840,417	1,840,417	Lehman XS Trust, Series 2005-7N, Class 3A1, 5.665% due 12/25/35(c)	—	1,843,414		1,843,414
—	7,896,974	7,896,974	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.575% due 5/25/46(a)(c)	—	7,891,074		7,891,074
			MASTR Adjustable Rate Mortgage Trust:
—	585,020	585,020	Series 2006-2, Class 3A1, 4.851% due 1/25/36(c)	—	574,219		574,219
—	6,850,623	6,850,623	Series 2006-OA1, Class 1A1, 5.595% due 4/25/46(a)(c)	—	6,851,694		6,851,694
867,338	4,753,012	5,620,350	Merit Securities Corp., Series 11PA, Class B2, 6.900% due 9/28/32(a)(b)(c)	742,665	4,069,805		4,812,470
—	124,554	124,554	Merrill Lynch Mortgage Investors Inc., Series 2005-A1, Class 2A1, 4.576% due 12/25/34(c)	—	122,036		122,036
—	2,740,000	2,740,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.661% due 5/12/39(a)(c)	—	2,748,014		2,748,014
			Morgan Stanley Mortgage Loan Trust:
—	1,130,643	1,130,643	Series 2004-8AR, Class 4A1, 5.374% due 10/25/34(c)	—	1,126,804		1,126,804
1,607,949	—	1,607,949	Series 2006-3AR, Class 2A3, 5.910% due 3/25/36(a)(c)	1,612,033	—		1,612,033
—	7,198,532	7,198,532	Series 2006-8AR, Class 4A1, 5.452% due 6/25/36(a)(c)	—	7,163,511		7,163,511
—	8,219,707	8,219,707	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 5.575% due 9/25/46(a)(c)	—	8,219,707		8,219,707
			Structured Asset Mortgage Investments Inc.:
633,086	1,266,171	1,899,257	Series 2005-AR3, Class 2A1, 6.513% due 8/25/35(c)	645,273	1,290,546		1,935,819
			Series 2006-AR5:
1,968,248	—	1,968,248	Class 1A1, 5.595% due 5/25/36(a)(c)	1,969,691	—		1,969,691
1,086,606	—	1,086,606	Class 2A1, 5.595% due 5/25/36(a)(c)	1,087,933	—		1,087,933

See Notes to Pro Forma Combined Financial Statements.

24

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ —	$8,100,000	$8,100,000	Series 2006-AR6, Class 1A3, 1.000% due 7/25/36(a)	$—	$8,100,000		$8,100,000
972,448	—	972,448	Thornburg Mortgage Securities Trust, Series 2005-4, Class A3, 5.615% due 12/25/35(a)(c)	971,930	—		971,930
			Washington Mutual Inc.:
—	1,004,762	1,004,762	Series 2005-AR7, Class A4, 4.928% due 8/25/35(c)	—	985,237		985,237
—	523,925	523,925	Series 2005-AR12, Class 1A1, 4.842% due 10/25/35(c)	—	515,708		515,708
—	1,110,078	1,110,078	Series 2005-AR14, Class 1A4, 5.078% due 12/25/35(c)	—	1,091,401		1,091,401
			Series 2005-AR17:
1,929,814	7,535,463	9,465,277	Class A1A1, 5.655% due 12/25/45(a)(c)	1,937,059	7,563,753		9,500,812
—	1,837,918	1,837,918	Class A1A2, 5.675% due 12/25/45(c)	—	1,845,815		1,845,815
1,331,251	—	1,331,251	Series 2005-AR19, Class A1A2, 5.675% due 12/25/45(a)(c)	1,336,598	—		1,336,598
1,287,716	—	1,287,716	Series 2006-AR6, Class 2A1, 5.997% due 8/25/36(a)(c)	1,287,796	—		1,287,796
651,523	—	651,523	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36(c)	644,886	—		644,886
—	7,669,183	7,669,183	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.615% due 6/25/36(a)(c)	—	7,669,183		7,669,183

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $129,802,820)	38,949,324	90,412,913	—	129,362,237

CONVERTIBLE BOND — 0.0%
Semiconductors — 0.0%
—	395,000	395,000	Amkor Technology Inc., 2.500% due 5/15/11 (Cost — $361,645)	—	317,975	—	317,975

MORTGAGE-BACKED SECURITIES — 29.3%
FHLMC — 3.1%
			Federal Home Loan Mortgage Corp. (FHLMC):
			Gold:
808	—	808	6.000% due 10/1/10	810	—		810
132,437	—	132,437	7.000% due 7/1/11-8/1/30	137,068	—		137,068
—	778,906	778,906	6.500% due 9/1/31-12/1/31	—	792,508		792,508
—	28,800,000	28,800,000	5.000% due 8/14/36(h)(i)	—	27,234,000		27,234,000
—	780,000	780,000	Notes, 5.125% due 4/18/11	—	775,842		775,842

			TOTAL FHLMC	137,878	28,802,350	—	28,940,228

FNMA — 20.4%
			Federal National Mortgage Association (FNMA):
—	2,788,478	2,788,478	6.500% due 4/1/15-5/1/31	—	2,836,383		2,836,383
—	3,019,693	3,019,693	5.500% due 10/1/16-12/1/16	—	2,998,229		2,998,229
—	14,040,843	14,040,843	6.000% due 1/1/17-6/1/32	—	14,012,188		14,012,188
33,555	—	33,555	6.500% due 2/1/26-3/1/26	34,141	—		34,141
—	2,265,216	2,265,216	7.000% due 8/1/29-5/1/32	—	2,327,536		2,327,536
—	3,866,564	3,866,564	7.500% due 9/1/29-3/1/32	—	4,002,443		4,002,443
8,078	—	8,078	8.000% due 2/1/31	8,533	—		8,533
—	51,000,000	51,000,000	5.500% due 8/14/36(h)(i)	—	49,533,750		49,533,750

See Notes to Pro Forma Combined Financial Statements.

25

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
$ 7,100,000	$8,100,000	$15,200,000	6.000% due 8/14/36(h)(i)	$7,055,625	$8,049,375		$15,105,000
18,000,000	—	18,000,000	5.000% due 8/14/36 to 8/17/36(h)(i)	17,136,868	—		17,136,868
23,000,000	—	23,000,000	5.500% due 8/14/36 to 8/17/36(h)(i)	22,480,125	—		22,480,125
—	29,000,000	29,000,000	5.000% due 8/14/36-9/13/36(h)(i)	—	27,444,682		27,444,682
—	34,000,000	34,000,000	6.000% due 9/13/36(h)	—	33,766,250		33,766,250

			TOTAL FNMA	46,715,292	144,970,836	—	191,686,128

GNMA — 5.8%
			Government National Mortgage Association (GNMA):
—	8,427,233	8,427,233	6.500% due 5/15/28-8/15/34	—	8,596,374		8,596,374
—	3,074,483	3,074,483	7.000% due 3/15/29-3/15/32	—	3,174,277		3,174,277
—	1,062,956	1,062,956	7.500% due 1/15/30-9/15/31	—	1,107,061		1,107,061
—	5,000,000	5,000,000	5.000% due 8/21/36(h)(i)	—	4,775,000		4,775,000
—	25,000,000	25,000,000	6.000% due 8/21/36(h)	—	25,007,800		25,007,800
—	4,121,142	4,121,142	Series 2003-12, Class IN, PAC, IO, 5.500% due 2/16/28	—	218,920		218,920
4,000,000	—	4,000,000	5.000% due 8/21/36(h)(i)	3,820,000	—		3,820,000
7,700,000	—	7,700,000	6.000% due 8/21/36(h)(i)	7,702,402	—		7,702,402

			TOTAL GNMA	11,522,402	42,879,432	—	54,401,834

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $277,970,330)	58,375,572	216,652,618	—	275,028,190

SOVEREIGN BONDS — 10.2%
Brazil — 3.0%
			Federative Republic of Brazil:
—	11,867,000	11,867,000	11.000% due 8/17/40(a)	—	15,231,294		15,231,294
			Collective Action Securities:
475,000	2,750,000	3,225,000	8.750% due 2/4/25(a)	549,219	3,179,688		3,728,907
566,000	8,108,000	8,674,000	Notes, 8.000% due 1/15/18(a)	613,685	8,791,099		9,404,784

			Total Brazil	1,162,904	27,202,081	—	28,364,985

Colombia — 0.2%
			Republic of Colombia:
50,000	305,000	355,000	10.000% due 1/23/12	57,625	351,513		409,138
100,000	450,000	550,000	10.750% due 1/15/13	120,600	542,700		663,300
131,000	700,000	831,000	8.125% due 5/21/24	140,498	750,750		891,248

			Total Colombia	318,723	1,644,963	—	1,963,686

Italy — 0.5%
550,000	4,200,000	4,750,000	Region of Lombardy, 5.804% due 10/25/32(a)	538,989	4,115,912	—	4,654,901

Mexico — 1.5%
			United Mexican States:
325,000	2,300,000	2,625,000	8.125% due 12/30/19(a)	379,600	2,686,400		3,066,000
			Medium-Term Notes:
380,000	2,080,000	2,460,000	5.625% due 1/15/17	365,085	1,998,360		2,363,445
			Series A:
368,000	2,895,000	3,263,000	6.375% due 1/16/13(a)	378,856	2,980,403		3,359,259
250,000	1,175,000	1,425,000	5.875% due 1/15/14	249,937	1,174,706		1,424,643
—	3,285,000	3,285,000	7.500% due 4/8/33(a)	—	3,656,205		3,656,205
53,000	—	53,000	Series XW, 10.375% due 2/17/09	58,883	—		58,883

			Total Mexico	1,432,361	12,496,074	—	13,928,435

See Notes to Pro Forma Combined Financial Statements.

26

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
Panama — 0.7%
			Republic of Panama:
$ 55,000	$4,253,000	$4,308,000	9.375% due 4/1/29(a)	$67,788	$5,241,822		$5,309,610
173,000	786,000	959,000	6.700% due 1/26/36	164,782	748,665		913,447

			Total Panama	232,570	5,990,487	—	6,223,057

Russia — 4.2%
			Russian Federation:
133,333	733,333	866,666	8.250% due 3/31/10	139,083	764,958		904,041
365,000	1,750,000	2,115,000	11.000% due 7/24/18	513,738	2,463,125		2,976,863
550,000	31,932,000	32,482,000	5.000% due 3/31/30(a)	598,977	34,775,545		35,374,522

			Total Russia	1,251,798	38,003,628	—	39,255,426

Supranational — 0.1%
875,000	—	875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12(a)	917,890	—	—	917,890

			TOTAL SOVEREIGN BONDS (Cost — $94,071,780)	5,855,235	89,453,145	—	95,308,380

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.7%
U.S. Government Agencies — 0.9%
200,000	—	200,000	Federal Home Loan Bank, 5.500% due 7/15/36	200,142	—		200,142
			Federal National Mortgage Association (FNMA):
550,000	—	550,000	5.550% due 7/16/07	549,991			549,991
—	1,220,000	1,220,000	6.625% due 9/15/09	—	1,269,680		1,269,680
—	2,080,000	2,080,000	5.200% due 11/8/10	—	2,058,418		2,058,418
—	3,430,000	3,430,000	Notes, Series 1, 5.625% due 5/19/11(a)	—	3,442,231		3,442,231
400,000	—	400,000	Tennessee Valley Authority, Notes, 5.375% due 4/1/56	387,205	—		387,205

			Total U.S. Government Agencies	1,137,338	6,770,329	—	7,907,667

U.S. Government Obligations — 0.8%
			U.S. Treasury Bonds:
170,000	—	170,000	6.250% due 8/15/23	190,414	—		190,414
—	1,750,000	1,750,000	4.500% due 2/15/36	—	1,597,832		1,597,832
			U.S. Treasury Notes:
1,000,000	—	1,000,000	5.750% due 8/15/10(k)	1,031,407	—		1,031,407
520,000	—	520,000	4.500% due 2/28/11	511,449	—		511,449
332,000	—	332,000	4.125% due 5/15/15	312,417	—		312,417
160,000	—	160,000	4.500% due 2/15/16	154,162	—		154,162
90,000	1,320,000	1,410,000	5.125% due 5/15/16	90,963	1,334,130		1,425,093
980,000	—	980,000	4.500% due 2/15/36(a)	894,786	—		894,786
4,030,000	—	4,030,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.343% due 11/15/24(a)	1,567,606	—		1,567,606

			Total U.S. Government Obligations	4,753,204	2,931,962	—	7,685,166

			TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $15,621,673)	5,890,542	9,702,291	—	15,592,833

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.6%
			U.S. Treasury Bonds, Inflation Indexed:
2,142,211	1,326,130	3,468,341	2.000% due 1/15/16(a)	2,067,820	1,280,079		3,347,899
948,693	1,887,185	2,835,878	2.000% due 1/15/26(a)	886,621	1,763,708		2,650,329

			TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $6,045,165)	2,954,441	3,043,787	—	5,998,228

See Notes to Pro Forma Combined Financial Statements.

27

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
306,644	1,226,577	1,533,221	Home Interiors of Gifts Inc.(e)(f)*	$3,066	$12,266		$15,332
2,998	—	2,998	Mattress Discounters Corp.(e)(f)*	0	—		0

			TOTAL CONSUMER DISCRETIONARY	3,066	12,266	—	15,332

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
—	24,971	24,971	Aurora Foods Inc.(e)(f)*	—	0		0
258	—	258	Imperial Sugar Co.	6,177	—		6,177

			TOTAL CONSUMER STAPLES	6,177	0	—	6,177

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
—	1,445	1,445	Outsourcing Solutions Inc.(f)*	—	6,143	—	6,143

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
8,621	—	8,621	Continental AFA Dispensing Co.(e)(f)*	47,415	—	—	47,415

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
2,433	—	2,433	Axiohm Transaction Solutions Inc.(e)(f)*	0	—		0

Semiconductors & Semiconductor Equipment — 0.0%
—	1,372	1,372	Freescale Semiconductor Inc., Class B Shares*	—	39,129		39,129

			TOTAL INFORMATION TECHNOLOGY	0	39,129	—	39,129

TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
—	3,736	3,736	McLeodUSA Inc., Class A Shares(e)(f)*	—	0		0
—	19,250	19,250	Pagemart Wireless(e)(f)*	0	193		193

				—	193	—	193

Wireless Telecommunications Services -
19,222	—	19,222	American Tower Corp., Class A Shares*	649,704	—	—	649,704

			TOTAL TELECOMMUNICATION SERVICES	649,704	193	—	649,897

			TOTAL COMMON STOCKS (Cost — $1,668,126)	706,362	57,731		764,093

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
841	—	841	TCR Holdings Corp., Class B Shares, 0.000%(e)(f)	1	—		1
462	—	462	TCR Holdings Corp., Class C Shares, 0.000%(e)(f)	0	—		0
1,218	—	1,218	TCR Holdings Corp., Class D Shares, 0.000%(e)(f)	1	—		1
2,521	—	2,521	TCR Holdings Corp., Class E Shares, 0.000%(e)(f)	3	—		3

			TOTAL DIVERSIFIED FINANCIAL SERVICES	5	—	—	5

See Notes to Pro Forma Combined Financial Statements.

28

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
—	1,663	1,663	Chesapeake Energy Corp.	$—	$465,673	$—	$465,673

			TOTAL PREFERRED STOCKS (Cost — $418,096)	5	465,673	—	465,678

CONVERTIBLE PREFERRED STOCKS — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
—	18,000	18,000	Crown Castle International Corp., 6.250% due 8/15/12 (Cost $531,050)	—	1,010,250		1,010,250

ESCROWED SHARES(f) — 0.0%
500,000	—	500,000	Breed Technologies Inc.(e)(g)*	0	—		0
375,000	—	375,000	Pillowtex Corp.*	0	—		0
211,844	—	211,844	Vlasic Foods International Inc.(e)(g)*	4,237	—		4,237

			TOTAL ESCROWED SHARES (Cost — $0)	4,237	—	—	4,237

Contracts	Contracts	Contracts
PURCHASED OPTIONS — 0.5%
—	502	502	Eurodollar Futures, Call @ $94.00, expires 9/18/06	—	652,600		652,600
35	—	35	Eurodollar Futures Call @ 94.50, expires 8/11/06 Call	5,250	—		5,250
—	262	262	Eurodollar Futures, Call @ $95.25, expires 9/18/06	—	1,638		1,638
—	41	41	Eurodollar Futures, Call @ $95.50, expires 9/18/06	—	256		256
—	241	241	Eurodollar Futures, Call @ $94.00, expires 12/18/06	—	332,881		332,881
—	159	159	Eurodollar Futures, Put @ $93.00, expires 3/19/07	—	994		994
—	157	157	Eurodollar Futures, Put @ $93.88, expires 9/18/06	—	981		981
—	35	35	Eurodollar Midcurve 1 Year Futures, Call @ $94.75, expires 9/15/06	—	14,000		14,000
—	57	57	U.S. Treasury Bonds Futures, Call @ $109.00, expires 8/25/06	—	25,828		25,828
—	923	923	U.S. Treasury Notes, 5-Year Futures, Call @ $100.00, expires 11/21/06(a)	—	3,937,172		3,937,172

			TOTAL PURCHASED OPTIONS (Cost — $4,499,055)	5,250	4,966,350	—	4,971,600

Warrants	Warrants	Warrants
WARRANTS — 0.0%
250	—	250	Brown Jordan International Inc., Expires 8/15/07(b)(e)*	2	—		2
803,905	—	803,905	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates)(e)*	2	—		2
—	2,095	2,095	Cybernet Internet Services International Inc., Expires 7/1/09(b)(e)(f)*	—	0		0
—	1,780	1,780	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b)(e)(f)*	—	0		0

See Notes to Pro Forma Combined Financial Statements.

29

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Warrants	Warrants	Warrants	Security	Value	Value	Value	Value
—	1,000	1,000	IWO Holdings Inc., Expires 1/15/11(b)(e)(f)*	$—	$0		$0
—	250	250	Jazztel PLC, Expires 7/15/10(b)(e)(f)*	—	0		0
200	—	200	Leap Wireless International Inc., Expires 4/15/10(b)(e)(f)*	0	—		0
500	—	500	Mattress Discounters Co., Expires 7/15/07(b)(e)(f)*	0	—		0
—	1,865	1,865	Merrill Corp., Class B Shares, Expires 5/5/09(b)(e)(f)*	—	0		0
2,521	—	2,521	Pillowtex Corp., Expires 11/24/09(e)(f)*	0	—		0
—	220	220	Pliant Corp., Expires 6/1/10(b)(e)(f)*	—	2		2
—	7,800	7,800	RSL Communications Ltd., Class A Shares, Expires 11/15/06(e)(f)*	—	0		0
2,000	10,000	12,000	United Mexican States, Series XW10, Expires 10/10/06*	7,500	37,500		45,000

			TOTAL WARRANTS (Cost — $390,192)	7,504	37,502	—	45,006

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,133,397,930)	183,289,572	932,495,560	—	1,115,785,132

Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 5.4%
Repurchase Agreements — 5.0%
$ —	$31,255,000	$31,255,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06; Proceeds at maturity — $31,259,558; (Fully collateralized by U.S. Treasury Note, 5.125% due 6/30/11; Market value — $31,881,226)(a)	—	31,255,000		31,255,000
15,475,000	—	15,475,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06, Proceeds at maturity — $15,477,257 (Fully collateralized by U.S. Treasury Notes, 4.500% due 11/15/15; Market value — $15,785,229)	15,475,000	—		15,475,000

			TOTAL REPURCHASE AGREEMENTS (Cost — $46,730,000)	15,475,000	31,255,000	—	46,730,000

Sovereign Bonds — 0.2%
1,000,000	1,050,000	2,050,000	Government of Canada, 4.962% due 9/20/06(j) (Cost — $2,036,162)	993,250	1,042,912	—	2,036,162

See Notes to Pro Forma Combined Financial Statements.

30

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund		Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value		Value
U.S. Government Agency — 0.2%
$ —	$2,200,000	$2,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.053-5.077% due 9/25/06(l)(k) (Cost — $2,183,315)	$—	$2,183,315			$2,183,315

			TOTAL SHORT-TERM INVESTMENTS (Cost — $50,949,477)	16,468,250	34,481,227	$—		50,949,477

			TOTAL INVESTMENTS — 124.2% (Cost — $1,184,347,407#)	199,757,822	966,976,787	—		1,166,734,609
			Liabilities in Excess of Other Assets — (24.2)%	(57,470,572)	(169,670,188)	(57,000	)@	(227,254,760)

			TOTAL NET ASSETS — 100.0%	$142,287,250	$797,306,599	$(57,000	)@	$939,536,849

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(g)	Security is currently in default.

(h)	This security is traded on a to-be-announced (“TBA”) basis.

(i)	All or a portion of this security was acquired under mortgage dollar roll agreement.

(j)	Rate shown represents yield to maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

@	Reflects adjustments for estimated reorganization expenses of $57,000 related to the Acquired and Acquiring Funds.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

IO — Interest Only

MASTR — Mortgage Asset Securitization Transactions Inc.

MXN — Mexican Peso

PAC — Planned Amortization Cost

SAIL — Structured Asset Investment Loan

See Notes to Pro Forma Combined Financial Statements.

31

Schedule of Options Written

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund	Security	Expiration Date	Strike Price	Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
Contracts	Contracts	Contracts				Value	Value	Value
—	101	101	Eurodollars Futures, Call	9/18/06	$94.50	—	$18,937	$18,937
—	313	313	Eurodollars Futures, Call	9/18/06	95.00	—	1,956	1,956
—	417	417	Eurodollars Futures, Call	9/18/06	94.75	—	5,212	5,212
—	58	58	Eurodollars Futures, Call	9/18/06	94.88	—	362	362
—	73	73	Eurodollars Futures, Call	9/18/06	94.38	—	29,656	29,656
—	45	45	Eurodollars Futures, Put	9/18/06	94.50	—	6,750	6,750
—	110	110	Eurodollars Futures, Put	9/18/06	94.63	—	31,625	31,625
—	65	65	U.S. Treasury Bonds Futures, Call	9/25/06	113.00	—	1,016	1,016
—	132	132	U.S. Treasury Bonds Futures, Call	8/25/06	111.00	—	10,312	10,312
—	1,371	1371	U.S. Treasury Bonds Futures, Call	11/21/06	110.00	—	1,306,734	1,306,734
—	78	78	U.S. Treasury Bonds Futures, Call	11/21/06	109.00	—	107,250	107,250
—	71	71	U.S. Treasury Bonds Futures, Call	11/21/06	111.00	—	46,594	46,594
—	148	148	U.S. Treasury Bonds Futures, Put	11/21/06	100.00	—	6,938	6,938
—	75	75	U.S. Treasury Bonds Futures, Put	8/25/06	104.00	—	1,172	1,172
—	71	71	U.S. Treasury Bonds Futures, Put	11/21/06	103.00	—	14,422	14,422
—	15	15	U.S. Treasury Notes, 5 Year Futures, Call	8/25/06	105.50	—	469	469
—	106	106	U.S. Treasury Notes, 5 Year Futures, Call	8/25/06	105.00	—	4,969	4,969
—	198	198	U.S. Treasury Notes, 5 Year Futures, Call	8/25/06	104.50	—	34,031	34,031
—	120	120	U.S. Treasury Notes, 5 Year Futures, Call	11/2/06	104.50	—	61,875	61,875
—	29	29	U.S. Treasury Notes, 5 Year Futures, Put	8/25/06	103.50	—	1,813	1,813
—	71	71	U.S. Treasury Notes, 10 Year Futures, Call	8/25/06	109.00	—	1,109	1,109
—	230	230	U.S. Treasury Notes, 10 Year Futures, Call	8/25/06	108.00	—	7,187	7,187
—	600	600	U.S. Treasury Notes, 10 Year Futures, Call	8/25/06	107.00	—	65,625	65,625
—	44	44	U.S. Treasury Notes, 10 Year Futures, Call	11/21/06	109.00	—	6,188	6,188
34	399	433	U.S. Treasury Notes, 10 Year Futures, Call	11/21/06	107.00	$19,125	224,438	243,563
50	56	106	U.S. Treasury Notes, 10 Year Futures, Call	11/21/06	108.00	14,844	16,625	31,469
—	28	28	U.S. Treasury Notes, 10 Year Futures, Call	11/21/06	106.00	—	27,125	27,125
14	—	14	U.S. Treasury Notes, 10 Year Futures, Put	11/21/06	102.00	1,313	—	1,313
14	—	14	U.S. Treasury Notes 10 Year Futures, Put	11/21/06	101.00	655	—	655

			TOTAL OPTIONS WRITTEN (Premiums received — $2,619,646)			$35,937	$2,040,390	$2,076,327

See Notes to Pro Forma Combined Financial Statements.

32

Financial futures contracts open at July 31, 2006 were as follows:

Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Legg Mason Partners Diversified Strategic Income Fund
Contracts to Buy:
Euro Dollar	65	3/08	$15,447,225	$15,411,500	$(35,725)
Euro Dollar	56	9/06	13,255,005	13,232,800	(22,205)
Euro Dollar	63	3/07	14,876,365	14,905,800	29,435
Euro Dollar	23	12/06	5,422,940	5,436,625	13,685
U.S. Treasury, 2-Year Notes	17	9/06	3,460,819	3,458,968	(1,851)
U.S. Treasury, 5-Year Notes	323	9/06	33,561,428	33,662,656	101,228
U.S. Treasury, 10-Year Notes	870	9/06	91,874,416	92,247,188	372,772

					457,339
Contracts to Sell:
U.S. Treasury Bonds	52	9/06	5,599,521	5,630,625	(31,104)

Net Unrealized Gain on Open Futures Contracts					$426,235

Salomon Brothers Strategic Bond Fund
Contracts to Buy:
U.S. Treasury, 2-Year Notes	47	9/06	$9,563,267	$9,563,031	$(236)
U.S. Treasury, 5-Year Notes	19	9/06	1,976,439	1,980,157	3,718
U.S. Treasury, 10-Year Notes	92	9/06	9,630,351	9,754,875	124,524

Net Unrealized Gain on Open Futures Contracts					$128,006

See Notes to Pro Forma Combined Financial Statements.

33

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners Strategic Bond Fund and Legg Mason Partners Diversified Strategic Income Fund

As of July 31, 2006 (Unaudited)

	Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
ASSETS:
Investments at cost	$204,042,988	$980,304,419			$1,184,347,407

Investments, at value	$199,757,822	$966,976,787	—		$1,166,734,609
Cash	5,469	2,549,976	—		2,555,445
Receivable for securities sold	260,413	105,237,172	—		105,497,585
Receivable for Fund shares sold	13,965	532,068	—		546,033
Dividends and interest receivable	1,217,318	11,324,497	—		12,541,815
Receivable from broker — variation margin on open futures contracts	5,234	49,779	—		55,013
Prepaid expenses	32,877	321,172	—		354,049

Total Assets	201,293,098	1,086,991,451	—		1,288,284,549

LIABILITIES:
Payable for securities purchased	57,674,638	284,532,675	—		342,207,313
Payable for Fund shares repurchased	392,955	905,635	—		1,298,590
Options written, at value (premium received $24,534 and $2,595,112)	35,937	2,040,390	—		2,076,327
Investment management fee payable	78,723	439,023	—		517,746
Distribution fees payable	74,657	94,106	—		168,763
Trustees’/Directors’ fees payable	617	4,186	—		4,803
Deferred compensation payable	—	29,560	—		29,560
Distributions payable	605,287	1,421,840	—		2,027,127
Deferred dollar roll income	12,888	54,662	—		67,550
Accrued expenses	130,146	162,775	$57,000	(a)	349,921

Total Liabilities	59,005,848	289,684,852	57,000		348,747,700

Total Net Assets	$142,287,250	$797,306,599	$(57,000)		$939,536,849

NET ASSETS:
Par value	$15,185	$119,992	$6,203		$141,380
Paid-in capital in excess of par value	149,626,981	1,130,646,963	(6,203)		1,280,267,741
Undistributed net investment income	3,841	10,912,888	(57,000	)(a)	10,859,729
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(3,190,208)	(332,026,625)	—		(335,216,833)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(4,168,549)	(12,346,619)	—		(16,515,168)

Total Net Assets	$142,287,250	$797,306,599	$(57,000)		$939,536,849

Net Assets:
Class A	$59,841,639	$532,121,299	$(31,007	)(a)	$591,931,931
Class B	43,427,284	139,362,578	(13,680	)(a)	182,776,182
Class C	38,597,036	108,003,180	(11,592	)(a)	146,588,624
Class O	254,347	—	(254,347	)(b)	—
Class I	166,944	17,819,542	253,626	(a)(b)	18,240,112

	$142,287,250	$797,306,599	$(57,000)		$939,536,849

Shares Outstanding:
Class A	6,429,176	80,188,411	2,587,153	(a)(c)	89,204,740
Class B	4,620,882	20,877,977	1,883,340	(a)(c)	27,382,199
Class C	4,088,681	16,244,488	1,715,619	(a)(c)	22,048,788
Class O	27,671	—	(27,671	)(b)(c)	—
Class I	18,189	2,680,717	45,178	(a)(b)(c)	2,744,084
Net Asset Value:
Class A	$9.31	$6.64			$6.64
Class B	$9.40	$6.68			$6.68
Class C	$9.44	$6.65			$6.65
Class O	$9.19	—			—
Class I	$9.18	$6.65			$6.65

(a)	Reflects adjustment for estimated reorganization costs of $57,000 related to the Acquired and Acquiring Funds.
(b)	Legg Mason Partners Strategic Bond Fund Class O shares will be exchanged for Legg Mason Partners Diversified Strategic Income Fund Class I shares.
(c)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

34

Pro Forma Combined Statement of Operations

Legg Mason Partners Strategic Bond Fund and Legg Mason Partners Diversified Strategic Income Fund

For the Twelve Months Ended July 31, 2006 (Unaudited)

	Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Diversified Strategic Income Fund
INVESTMENT INCOME:
Dividends	$2,609	$96,540	—		$99,149
Interest	10,230,257	58,844,468	—		69,074,725
Income from securities lending	23,219	—	—		23,219

Total Investment Income	10,256,085	58,941,008	—		69,197,093

EXPENSES:
Investment management fee	1,121,574	5,215,241	(156,066	)(a)	6,180,749
Distribution fees:
Class A	167,498	1,418,448	—		1,585,946
Class B	531,185	1,376,109	(132,800	)(a)	1,774,494
Class C	352,745	829,468	(23,522	)(a)	1,158,691
Administration Fees	15,520	663,028	101,385	(a)	779,933
Transfer agent fees:
Class A	63,761	424,303	6,166	(a)	494,230
Class B	67,600	172,752	4,194	(a)	244,546
Class C	57,061	156,722	8,752	(a)	222,535
Class O	732	—	(732	)(a)(b)	—
Class I	375	76	671	(a)(b)	1,122
Shareholder reports:
Class A	46,883	51,244	(9,377	)(c)	88,750
Class B	38,621	35,899	(7,724	)(c)	66,796
Class C	33,329	11,852	(6,666	)(c)	38,515
Class O	1,707	—	(1,707	)(b)	—
Class I	1,288	1,251	1,108	(b)(c)	3,647
Custody fees	36,129	65,433	—		101,562
Registration fees	67,642	50,722	(33,821	)(c)	84,543
Legal fees	48,053	32,755	(44,777	)(c)	36,031
Audit and tax	35,547	39,181	(22,728	)(c)	52,000
Trustees’/Directors’ fees	3,637	33,023	—		36,660
Miscellaneous expenses	21,215	7,505	(13,600	)(c)	15,120

Total Expenses	2,712,102	10,585,012	(331,244)		12,965,870
Less: Fee waivers and/or expense reimbursements	(3,845)	(133,796)	—		(137,641)

Net Expenses	2,708,257	10,451,216	(331,244)		12,828,229

Net Investment Income	7,547,828	48,489,792	331,244		56,368,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) From:
Investment transactions	(97,406)	1,073,345	—		975,939
Futures contracts	177,740	(4,311,335)	—		(4,133,595)
Options written	23,881	552,817	—		576,698
Foreign currency transactions	752,159	(2,049)	—		750,110

Net Realized Gain	856,374	(2,687,222)	—		(1,830,848)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,445,943)	(30,791,090)	—		(37,237,033)
Futures contracts	1,650	482,486	—		484,136
Options written	(11,403)	554,722	—		543,319
Foreign currencies	14	51	—		65

Change in Net Unrealized Appreciation/Depreciation	(6,455,682)	(29,753,831)	—		(36,209,513)

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(5,599,308)	(32,441,053)	—		(38,040,361)

Increase in Net Assets From Operations	$1,948,520	$16,048,739	$331,244		$18,328,503

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon the contractual rates in effect for Legg Mason Partners Diversified Strategic Income Fund during the twelve months ended July 31, 2006.
(b)	Legg Mason Partners Strategic Bond Fund Class O shares will be exchanged for Legg Mason Partners Diversified Strategic Income Fund Class I shares.
(c)	Reflects elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.

35

Legg Mason Partners Strategic Bond Fund Reorganization Into Legg Mason Partners Diversified Strategic Income Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at July 31, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended July 31, 2006, reflect the accounts of Legg Mason Partners Strategic Bond Fund (“Acquired Fund”) and Legg Mason Partners Diversified Strategic Income Fund (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners Diversified Strategic Income Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on July 31, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended July 31, 2006 as if the merger occurred on August 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-ends are December 31 for the Acquired Fund and July 31 for the Acquiring Fund.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustments for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4.	Shares of Beneficial Interest:

The unaudited pro forma net asset values per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of July 31, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

36

Estimated reorganization expenses of $57,000 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Tables.

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended July 31, 2006.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts have been reflected in the accompanying Pro Forma Combined Statement of Operations for the period that the contracts were effective.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

Tax Capital Loss Carryforward

Legg Mason Partners Diversified Strategic Income Fund’s ability to carry forward the pre-reorganization losses of the Acquired Fund to offset post-reorganization gains of the combined fund is expected to be limited as a result of the Reorganization due to application of loss limitation rules under federal law. The effect of this limitation will depend on the gains and losses in each Fund at the time of the Reorganization. As a result, some portion of a Fund’s loss carryforward may expire unused.

As the dates indicated below, the Funds had the following unused capital loss carryforwards:

Fiscal Year of Expiration	Legg Mason Partners Diversified Strategic Income Fund (As of fiscal year ended July 31, 2006)	Legg Mason Partners Strategic Bond Fund (1) (As of fiscal year ended December 31, 2005)
2008	$(69,715,373)	$—
2009	(98,976,753)	(2,045,726)
2010	(120,890,366)	—
2011	(38,053,600)	—

Total	$(327,636,092)	$(2,045,726)

(1)	Capital loss carryforward will have an annual limitation on the amount utilized under Section 382 of the Internal Revenue Code of 1986, as amended.

37